Exhibit 24(b)(8)(16)

             Information Sharing Agreements pursuant to Rule 22c-2

AIM FUNDS INTERMEDIARY AGREEMENT REGARDING COMPLIANCE WITH SEC RULE 22C-2

This Agreement is made and entered into by and between AIM Investment Service, Inc. (the "Transfer Agent"), a Delaware corporation and the TRANSFER AGENT for certain management investment companies (each, a "MUTUAL FUND") registered with the U.S. Securities and Exchange Commission (the "SEC") and regulated under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the Intermediary identified below.

                                    RECITALS
WHEREAS, effective May 23, 2005, the SEC adopted Rule 22c-2 under the 1940 Act which requires every mutual fund (or on the fund's behalf, the principal underwriter or transfer agent) to enter into a written agreement with each financial intermediary who sells shares or otherwise maintains accounts which hold shares of the fund for the benefit of a shareholder, as defined below, pursuant to which the intermediary agrees to: (i) provide, promptly upon request by the fund, the Taxpayer Identification Number of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, from the fund to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who as been identified by the fund as having engaged in transactions of fund shares (directly or indirectly through the intermediary's account) that violate policies established by the fund for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the fund; and (iii) use best efforts to determine, promptly upon the request of the fund, whether any other person that holds fund shares through the financial intermediary is itself a financial intermediary (an ""INDIRECT INTERMEDIARY") and, upon further request by the fund, (A) provide (or arrange to have provided) the identification and transaction information described above with respect to shareholders who hold an account with an indirect intermediary, or (B) restrict or prohibit the indirect intermediary from purchasing securities issued by the fund; and

WHEREAS, the Intermediary currently sells shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of certain mutual funds for which the Transfer Agent is the transfer agent (each, an "AIM FUND"); and

WHEREAS, the Transfer Agent has agreed to administer the AIM Funds' compliance program related to Rule22c-2;

NOW,THEREFORE, the premises considered the Transfer Agent and the Intermediary agree as follows:

1. SHAREHOLDERS DEFINED. For purposes of this Agreement, the term SHAREHOLDER means an individual or non-natural entity who or which owns legal title or a vested beneficial interest in shares of an AIM Fund, including, but not limited to, participants in retirement and education savings plans and owners of variable insurance contracts which are funded with or otherwise invested in shares of an AIM Fund.

2. COMPLIANCE OBLIGATIONS OF INTERMEDIARY. Beginning no later than October 16, 2006, or such other date as the SEC may designate as the date by which mutual funds must be in compliance with Rule22c-2, the Intermediary agrees to provide the Transfer Agent, upon written request, the taxpayer identification number ("TIN"), if known, of any or all shareholders and the amount, date, name or other identifier of any investment professional(s) associated with the shareholder(s) (if known), and transaction type (purchase, redemption, transfer, exchange) of every purchase, redemption, transfer, or exchange of shares held through an account maintained by the Intermediary during the period covered by the request. ("Transaction Information")

     (a) PERIOD AND FREQUENCY COVERED BY REQUEST. Requests may be made no more than quarterly, except as an AIM Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund. Requests made pursuant to this Section must set forth a specific time period, not to exceed ninety (90) days r from the date of the request, for which transaction information is sought. The Transfer Agent may request transaction information older than ninety (90) days r from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     (
     (b) FORM AND TIMING OF RESPONSE. The Intermediary agrees to transmit the requested information that is on its books and records to the Transfer Agent or its designee promptly, but in any event not later than ten
         (10) business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, the Intermediary agrees to: (i) provide or arrange to provide to the Transfer Agent the requested information from shareholders who hold an account with an indirect intermediary or; (ii) if directed by the Transfer Agent, block further purchases of Fund shares from such indirect intermediary. In such instance, the Intermediary agrees to inform the Transfer Agent whether it plans to perform (i) or (ii). Responses required by this Paragraph must be communicated in writing and in a format mutually agreed upon by the Intermediary and the Transfer Agent. To the extent practicable, the format for any transaction information provided to the Transfer Agent should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, the term indirect intermediary has the same meaning as in Rule 22c-2.

     (c) AGREEMENT TO PROHIBITT TRADING. The Intermediary agrees to execute written instructions from the Transfer Agent to prohibit further purchases or exchanges of Fund shares by a shareholder that has been identified by the Transfer Agents having engaged in transactions of the Fund's shares (directly or indirectly through an account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding share issued by the Fund.

     (d) FORM OF INSTRUCTIONS. Instructions submitted pursuant to this Section must include the TIN, if known, and the specific prohibition(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

     (e) TIMING OF RESPONSE. The Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

     (f) CONFIRMATION BY THE INTERMEDIARY. The Intermediary agrees to provide written confirmation to the Transfer Agent that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

     (g) LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The AIM Funds agrees to only use Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by Rule 22C-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The AIM Funds agrees that the Transaction Information is confidential and that the AIM Funds will not share the Transaction Information externally, unless the Intermediary provides the AIM Funds with prior written consent to share such Transaction Information. The AIM Funds agrees not to share the Transaction Information internally, except on a "need to know basis." The AIM Fund further agrees to notify the Intermediary immediately in the event of a breach.

     (h) REDEMPTION FEES. Should AIM Funds decide to impose a redemption fee that requires the Intermediary to implement changes to its systems to administer, AIM Funds agrees to negotiate with the Intermediary, in good faith, an interim solution that the Intermediary can effectively administer until such time as it is able to implement such systems changes. Nevertheless, nothing herein shall be construed to limit AIM Funds or AIM Funds' Trustees' ability to institute redemption fees pursuant to Rule 22C-2.

3. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4. AIM FUNDS AS THIRD-PARTY BENEFICIARIES. As required by Rule22c-2, the Transfer Agent is entering into this Agreement as agent and on behalf of the AIM Funds. The AIM Funds shall have the right to enforce all terms and provisions of this Agreement against any and all parties here to and otherwise involved in the activities contemplated herein.

5. ASSIGNMENT. Neither party to this Agreement shall not have the right to assign this Agreement without the prior written consent of the other.,. Provided, however, that either party t may assign its duties under this Agreement to any of its affiliated entities which undertake the role of transfer agent, with respect to AIM Funds, and the role of administrator with respect to the Intermediary.

6. TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

7. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without respect of conflict of laws principles, and the 1940 Act.

AGREED AND EXECUTED:

AIM INVESTMENT SERVICES, INC.                        PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE
                                                     COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By: /s/ William J. Galvin, Jr.                                By:/s/ Gina Collopy O'Connell
    -------------------------------------------------            -----------------------------------------------

Name: William J. Galvin,  ]r.                                 Name: Gina O'Connell
      -----------------------------------------------              ---------------

Title: President                                              Title:  SVP Inforce Management and Planning
       ----------------------------------------------               -------------------------------------

                                                              Date:  March 20, 2007
                                                                     --------------


Address for delivery of notices hereunder:                    Address for delivery of notices hereunder:

11Greenway Plaza,Suite100                                     31 Tech Valley
-----------------------------------------------------         East Greenbush, New York 12061
Houston, Texas 77046-1173

Attention: General Counsel                                    Attention: Michael Marshall
-----------------------------------------------------                                    -----------------------


RED-AGR-2-E 04/06

                            THE ALGER AMERICAN FUND
                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between The Alger American Fund, ("Fund") and Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company ("Intermediary").

WHEREAS, the Intermediary is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, the Intermediary and the Fund previously entered into Participation Agreements allowing the Intermediary to offer certain Alger insurance dedicated mutual funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Fund and the Intermediary enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account.

1.2 - FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:

                (i)        the taxpayer identification number ("TIN");

                (ii) the Contract owner number or participant account number associated with the Shareholder;

                (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly upon request If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:

                (i) provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
                (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund further agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund further agrees not to share the Shareholder Information internally, except on a "need to know basis."

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

                                                         -
Should the Fund decide to implement a restriction, such as a holding requirement or a dollar threshold, the Fund agrees to give the Intermediary at least six (6) months to program its systems to administer such a restriction. If such notice is not practicable, the Fund agrees to negotiate with the Intermediary, in good faith, a restriction that the Intermediary can effectively administer.

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3.5 REDEMPTION FEES. The Fund agrees to rely on the Intermediary's market timing procedures to control market timing activity in lieu of imposing a redemption fee. If the Fund ultimately decides to impose a redemption fee on variable contracts, the Fund agrees to notify the Intermediary at least six (6) months in advance so that the Intermediary can program its systems to administer the fee. If such notice is not practicable, the Fund agrees to reimburse the Intermediary for its costs in completing the systems work.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 DISPUTE RESOLUTION. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration

 Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by the parties, said determination by the arbitrator shall become final and binding 3 days after the arbitrator's ruling. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings

4.5 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

THE ALGER AMERICAN FUND

By:      /s/ Lisa Moss
    ----------------------------------------
                  (signature)

Name:    Lisa Moss
     ---------------------------------------
                  (print)

Title:   Vice President
     ---------------------------------------

Date:    3/12/07
     ---------------------------------------

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:      /s/ Gina Collopy O'Connell
     ---------------------------------------
                  (signature)

Name:    Gina Collopy O'Connell
     ---------------------------------------
                  (print)

Title:   SVP L&A Fin & Inf Mgmt
     ---------------------------------------

Date:    3/20/07
     ---------------------------------------

                             THE ALGER AMERICAN FUND

                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between The Alger American Fund, ("Fund") and Phoenix Life Insurance Company ("Agent").

WHEREAS, the Valley Forge Life Insurance Company "Intermediary" is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Phoenix Life Insurance Company is the agent for the Intermediary in terms of the administration of the variable life and variable annuity insurance products;

WHEREAS, the Intermediary and the Fund previously entered into Participation Agreements allowing the Intermediary to offer certain Alger insurance dedicated mutual funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, Rule 22C-2 allows the agent to enter into shareholder agreements on the Intermediary's behalf;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Fund and the Agent enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account as well as the Agent administering the functions of the Separate Account with respect to the Intermediary's variable life and annuity business.

1.2 - FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:

                    (i)    the taxpayer identification number ("TIN");

                    (ii) the Contract owner number or participant account number associated with the Shareholder;

                    (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly upon request If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:

               (i) provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
               (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.


2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund further agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund further agrees not to share the Shareholder Information internally, except on a "need to know basis."

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

                                           -
Should the Fund decide to implement a restriction, such as a holding requirement or a dollar threshold, the Fund agrees to give the Intermediary at least six (6) months to program its systems to administer such a restriction. If such notice is not practicable, the Fund agrees to negotiate with the Intermediary, in good faith, a restriction that the Intermediary can effectively administer.

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3.5 REDEMPTION FEES. The Fund agrees to rely on the Intermediary's market timing procedures to control market timing activity in lieu of imposing a redemption fee. If the Fund ultimately decides to impose a redemption fee on variable contracts, the Fund agrees to notify the Intermediary at least six (6) months in advance so that the Intermediary can program its systems to administer the fee. If such notice is not practicable, the Fund agrees to reimburse the Intermediary for its costs in completing the systems work.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 DISPUTE RESOLUTION. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by the parties, said determination by the arbitrator shall become final and binding 3 days after the arbitrator's ruling. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings

4.5 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

THE ALGER AMERICAN FUND

By: /s/ Lisa Moss
   ---------------------------------

Name: Lisa Moss
     -------------------------------

Title: Assistant Secretary
      ------------------------------

Date:  3/15/07
     -------------------------------

PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By:/s/ Gina Collopy O'Connell
   ---------------------------------

Name: Gina Collopy O'Connell
     -------------------------------

Title: SVP L&A Fin. & Inf. Mgmt
      ------------------------------

Date: 3/20/07
      ------------------------------

                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between AllianceBernstein Investor Services, Inc. on behalf of AllianceBernstein Variable Products Series, Inc. (collectively, "Fund") and Phoenix Life Insurance Company ("Agent").

WHEREAS, the Valley Forge Life Insurance Company "Intermediary" is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Phoenix Life Insurance Company is the agent for the Intermediary in terms of the administration of the variable life and variable annuity insurance products;

WHEREAS, the Intermediary and the Fund previously entered into Participation Agreements allowing the Intermediary to offer certain Portfolios of the Fund through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment Company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, Rule 22C-2 allows the agent to enter into shareholder agreements on the Intermediary's behalf;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Fund and the Agent enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account as well as the Agent administering the functions of the Separate Account with respect to the Intermediary's variable life and annuity business.

1.2 FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4 SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5 SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6 SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7 SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8 WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:

               (i)   the taxpayer identification number ("TIN");

               (ii) the Contract owner number or participant account number associated with the Shareholder;

               (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly upon request. If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:

             (i) provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or

             (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

(c) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number
         (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(d) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund further agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund further agrees not to share the Shareholder Information internally, except on a "need to know basis." The Fund will promptly notify Intermediary in the event of a known breach of the privacy of the Shareholder Information.

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

Should the Fund decide to implement a restriction, such as a holding requirement or a dollar threshold, the Fund agrees to give the Intermediary at least six (6) months to program its systems to administer such a restriction. If such notice is not practicable, the Fund agrees to negotiate with the Intermediary, in good faith, a restriction that the Intermediary can effectively administer.

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3.5 REDEMPTION FEES. If the Fund implements a redemption fee in the future that the Intermediary cannot implement within the requested time frame despite the Intermediary's best efforts, the Fund agrees to negotiate, in good faith, an interim solution until such time that the redemption fee can be successfully administered.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 DISPUTE RESOLUTION. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by the parties, said determination by the arbitrator shall become final and binding 3 days after the arbitrator's ruling. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings

4.5 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

By:/s/ Daniel A. Notto
   ---------------------------------

Name: Daniel A. Notto

Title: Assistant Secretary

Date:  4/12/07
     -------------------------------

PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By: /s/ Gina Collopy O'Connell
   ---------------------------------

Name: Gina Collopy O'Connell

Title:  Sr. Vice President

Date: March 28, 2007

                          AMERICAN CENTURY INVESTMENTS

                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between American Century Investment Services, Inc. ("Distributor"), the distributor of the American Century family of mutual funds, (collectively, the "Fund") and Phoenix Life Insurance Company ("Agent").

WHEREAS, the Valley Forge Life Insurance Company "Intermediary" is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Phoenix Life Insurance Company is the agent for the Intermediary in terms of the administration of the variable life and variable annuity insurance products;

WHEREAS, the Intermediary and the Distributor, or one of its affiliates, previously entered into Participation Agreements allowing the Intermediary to offer certain American Century Investments insurance dedicated mutual funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, Rule 22C-2 allows the agent to enter into shareholder agreements on the Intermediary's behalf;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Distributor and the Agent enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate

     Account as well as the Agent administering the functions of the Separate Account with respect to the Intermediary's variable life and annuity business.

1.2 - FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:
                 (i) the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification
                           Number ("ITIN")*, or other government-issued identifier ("GII");

                      * According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

                (ii) the Contract owner number or participant account number associated with the Shareholder;

               (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly, but in any event not later than five (5) business days following a request. If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:
            (i) provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
           (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund agrees not to share the Shareholder Information internally, except to those individuals the Fund reasonably determines need access to such Shareholder Information. The Fund further agrees to notify the Intermediary in the event that the confidentiality of the Shareholder Information is breached.

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by aShareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by us at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061
                  Email: mike.marshall@phoenixwm.com
                  Fax: 518-479-8049

Should the Fund decide to impose a restriction or redemption fee that requires the Intermediary to implement changes to its systems to administer such a restriction or redemption fee, the Fund agrees to negotiate with the Intermediary, in good faith, an interim solution that the Intermediary can effectively administer until such time as it is able to implement such systems changes.



3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. This Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Distributor agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their permitted transferees, successors and assigns. The benefits of and the right to enforce this Agreement shall accrue to the parties and their permitted transferees, successors and assigns.

4.5 ASSIGNMENT. Neither this Agreement nor any of the rights, obligations or liabilities of either party hereto shall be transferred or assigned without the written consent of the other party.

4.6 INTENDED BENEFICIARIES. Nothing in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable claim, right or remedy. Rather, this Agreement is intended to be for the sole and exclusive benefit of the parties hereto.

4.7 SEVERABILITY. If any portion of this Agreement shall be found to be invalid or unenforceable by a court or tribunal or regulatory agency of competent jurisdiction, the remainder shall not be affected thereby, but shall have the same force and effect as if the invalid or unenforceable portion had not been inserted.

4.8 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

AMERICAN CENTURY INVESTMENT SERVICES, INC.

By: Cindy A. Tilton
   ---------------------------------


Name:Cindy A. Tilton
     -------------------------------


Title:Vice President
      ------------------------------

Date:    3/28/07
     -------------------------------

PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By:/s/ Gina Collopy O'Connell
   ---------------------------------

Name:  Gina Collopy O'Connell
     -------------------------------

Title:    Sr. Vice President
      --------------------------------

Date:  March 22, 2007
     ---------------------------------

                             INFORMATION SHARING AND
                          RESTRICTED TRADING AGREEMENT

         THIS AGREEMENT is effective as of April 16, 2007, or such other compliance date mandated by Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act"), whichever shall last occur, by and between ANCHOR SERIES TRUST (the "Fund") and PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, and PHOENIX LIFE AND ANNUITY COMPANY ("Intermediary"), on behalf of certain of its separate accounts (each an "Account").

                           WHEREAS, the Intermediary offers or otherwise makes
                  available the Funds to or for Contract owners of the Intermediary;

                           WHEREAS, pursuant to Rule 22c-2 under the 1940 Act,
                  the Fund is required to enter into a shareholder information agreement with every intermediary who holds shares of the Funds in omnibus accounts and submits orders directly to the Fund or the Fund's transfer agent or to a registered clearing agency;

                           WHEREAS, this Agreement sets forth the terms and
                  conditions for information sharing for the Fund and Intermediary in accordance with Rule 22c-2; and

                           WHEREAS, this Agreement shall inure to the benefit of
                  and shall be binding upon the undersigned and each such entity shall be either a Fund or Intermediary for purposes of this Agreement (the Fund and the Intermediary shall be collectively referred to herein as the "Parties" and individually as a "Party");

                           NOW, THEREFORE, in consideration of the mutual
                  covenants herein contained, which consideration is full and complete, the Fund and the Intermediary hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

         "Contracts" shall include any variable annuity contract or variable life insurance policy issued by the Intermediary.

         "Intermediary" shall mean (i) any broker, dealer, bank, or other entity that holds securities of record issued by the Fund in nominee name; and
         (ii) an insurance company separate account.

         "Fund Agent" is either (i) an investment adviser to or administrator for the Funds, (ii) the principal underwriter or distributor for the Funds or (iii) the transfer agent for the Funds.

         "Fund" includes the fund's principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the 1940 Act.

         "Good Cause" means an instance where (i) a Fund has experienced unusual levels or patterns of purchase or redemption activity and the Fund reasonably believes such activity is an indication that trading activity in an Account is inconsistent with Fund Policies, (ii) upon review of the Shareholder Transaction Information the Fund reasonably believes it needs additional

         Shareholder Transaction Information to investigate compliance with the Policies; or (iii) the Fund reasonably believes it needs additional Shareholder Information for the purpose of a periodic compliance review or audit.

         "Policies" shall mean policies and procedures adopted by the board of directors/trustees of the Fund (which may be amended from time-to-time) for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         "Shares" shall mean the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by the Intermediary.

         "Shareholder" shall mean Contract owners of the Intermediary who maintains an interest in an account with the Fund(s).

         The term "written" includes electronic writings and facsimile transmissions.

2.       SHAREHOLDER INFORMATION.

         2.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to use reasonable efforts to provide the Fund or Fund Agent, promptly upon request, the taxpayer identification number ("TIN"), if known, or an equivalent identifying number, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Intermediary shall only be required to provide the information in regard to transactions that are initiated or directed by the Shareholder, and shall not be required to provide information in regard to transactions that are executed automatically by the Intermediary pursuant to contractual or systematic programs or enrollments, such transactions resulting from dollar cost averaging programs, asset allocation programs, automatic rebalancing programs, periodic deduction of charges or fees, redemptions pursuant to a systematic withdrawal plan, or the payment of a death benefit from a Contract ("Transaction Information").

         All Shareholder Transaction Information requests must be directed to the Intermediary's representatives identified in Appendix A to this Agreement, and shall be sent via overnight mail. The timing with which the Intermediary must provide the requested Shareholder Transaction Information shall commence upon receipt of the written request.

                  2.1.1. PERIOD COVERED BY REQUEST. Requests must set forth a specific period to be examined, which shall not exceed 180 days from the date of the request and which shall cover a period no earlier than 10 business days preceding the date of the request. The Fund or Fund Agent may request Transaction Information older than 180 days from the date of the request as it deems necessary to investigate compliance with the Policies. Any such Transaction Information request must be reasonable as to the period covered, and Fund or Fund Agent will not initiate any such request without a basis for concern.

                           2.1.1(a) TIMING OF REQUESTS. Requests for Shareholder
                  Transaction Information shall be made no more frequently than semi-annually, unless Good Cause justification is demonstrated by the Fund or Fund Agent that a more frequent request is necessary to enforce its restrictions on market timing and similar abusive transactions. If Good Cause is not demonstrated by the Fund or Fund Agent, it shall pay the expenses incurred by the Intermediary in complying with the request.

                  2.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to make a reasonable effort to transmit the requested Transaction Information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested Transaction Information is not on the Intermediary's books and records, Intermediary agrees to use reasonable efforts to:

                           (i) promptly obtain and transmit the requested Transaction Information from Shareholders who hold an account with an indirect intermediary;

                           (ii) arrange for the indirect intermediary to provide the requested Transaction Information to the Fund promptly; or

                           (iii) if the indirect intermediary refuses to provide the requested Transaction Information and the Fund or Fund Agent so directs in writing, use reasonable efforts to block further purchases of Shares from such indirect intermediary accountholder.

         In such instance, Intermediary agrees to inform the Fund or Fund Agent whether it plans to perform (i), (ii) or (iii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. For purposes of this provision, an "indirect intermediary" is an intermediary that trades through the first-tier Intermediary.

         Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties.

                  2.1.3. LIMITATIONS ON USE OF TRANSACTION INFORMATION. The Fund agrees not to use the Transaction Information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2, or for any purpose not permitted under the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws, including but not limited to marketing or any other similar purpose without the prior written consent of the Intermediary. If there is a breach of the confidentiality of this Transaction Information, the Fund agrees to notify the Intermediary immediately.

                  2.1.4. INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a Shareholder's TIN provided to the Fund in response to a Shareholder Transaction Information request.

         2.2. AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund or Fund Agent to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Shares (directly or indirectly through the Intermediary's account) that violate the Policies. Any such prohibitions shall only apply to transactions initiated or directed by the Shareholder and shall not apply to non-initiated or directed transactions as set forth in Section 2.1. All instructions to restrict trading must be directed to the Intermediary's representatives identified in Appendix A.

         The Fund will request a prohibition on a Shareholder's ability to trade in Shares only after the Fund has determined that the Shareholder has engaged in transactions (directly or indirectly through the Intermediary's account) that violate the Policies. Intermediary agrees to execute such instructions with respect to the Shareholder, but only for the Contract(s) through which such transactions in the Shares occurred.

                  2.2.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, if known, and the specific prohibition (s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

                  2.2.2. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten
         (10) business days after receipt of the instructions by the Intermediary.

                  2.2.3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than fifteen (15) business days after the instructions have been executed.

                  2.2.4. FORCE MAJEURE. Either Party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the Parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, acts of war or terrorism, actions or decrees of governmental bodies, and similar occurrences. The Party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

3. BEST EFFORTS. Both Parties mutually agree to act in good faith utilizing their best efforts to timely and effectively execution the Shareholder Transaction Information sharing provisions of Rule 22c-2. Good faith and best efforts means attempting to process all relevant requests in a timely manner, or in the event such requests cannot be met within the time provisions of this Agreement, to make best efforts to fulfill such requests as soon as reasonably practicable. Also, if Intermediary is aware of a possible delay in the fulfillment of a request, Intermediary will provide notice of the impending delay as soon as possible after the impending delay is discovered.

Additionally, in the event the Fund implements a redemption fee in the future, both Parties mutually agree to act in good faith to negotiate an interim solution until Intermediary can program its systems to administer such redemption fee.

4. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The Parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of Shares of the Funds by the Intermediary. This Agreement is an addendum to those Fund Participation Agreements and is hereby incorporated by reference into the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

5. TERMINATION. This Agreement will terminate upon the termination of the Fund Participation Agreement(s).

6. EXHIBITS. Attached as Exhibit B to this Agreement is a copy of the Policies. Attached as Exhibit C to this Agreement is a copy of the market timing policies of the Intermediary.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

THE FUND:                                    INTERMEDIARY:

ANCHOR SERIES TRUST                          PHOENIX LIFE INSURANCE COMPANY,
                                             PHL VARIABLE INSURANCE COMPANY,
                                             PHOENIX LIFE AND ANNUITY COMPANY
                                             ON BEHALF OF CERTAIN OF ITS
                                             SEPARATE  ACCOUNTS



By:/s/ Nori L. Gabert                        By:/s/ Gina Collopy O'Connell
   ------------------------------------         --------------------------------

Name:    Nori L. Gabert                      Name:  Gina Collopy O'Connell
     ----------------------------------            -----------------------

Title:   Vice President                      Title:    Sr. Vice President
      ---------------------------------             ---------------------

Date:    March 30, 2007                      Date:  March 22, 2007
     ----------------------------------            ---------------

                                   APPENDIX A
                                   ----------

                      REPRESENTATIVES OF THE INTERMEDIARIES
                      -------------------------------------

Phoenix Life Insurance Company
Attention: Michael Marshall
31 Tech Valley
East Greenbush, New York 12061

                                    EXHIBIT B
                                    ---------

                       MARKET TIMING POLICIES OF THE FUND
                       ----------------------------------



                               ANCHOR SERIES TRUST
                              SEASONS SERIES TRUST
                             SUNAMERICA SERIES TRUST
                          (COLLECTIVELY, THE "TRUSTS")

                  MARKET TIMING TRADING POLICIES AND PROCEDURES

Introduction

         These policies and procedures are designed to ensure compliance with the Trusts' disclosed policies regarding "market timing," i.e., the excessive or short-term trading of Trust shares that may be harmful to the Trust.

                             POLICIES AND PROCEDURES

         The Trusts are not intended for "market timing" or other forms of short-term or excessive trading that may be detrimental to the Trusts. Trust shares are generally held through insurance company separate accounts. The insurance company separate accounts do not transmit to the Trusts purchase and sales transactions in a Trust's shares on an individual basis but in the aggregate, thus the Trusts have limited access to the information they would need to identify possible market timing activity in these accounts. As such, the Trusts are dependent on the cooperation and policies of the participating insurance companies or retirement plans to identify and address such issues. There is no guarantee that the Trusts will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Trusts become aware of possible market timing activity, the Trusts will notify the insurance company or retirement plan in order to help facilitate the enforcement of such company's or plan's market timing policies and procedures. The Trusts reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trusts determine not to be in the best interests of the Trust or the Trusts' participants, which right shall be exercised uniformly without exception to the insurance company separate accounts or plan sponsor transmitting the transaction.

                                    EXHIBIT C
                                    ---------

               CURRENT MARKET TIMING POLICIES OF THE INTERMEDIARY*
               ---------------------------------------------------


MARKET TIMING AND OTHER DISRUPTIVE TRADING


We discourage market timing activity, frequent transfers of contract value among subaccounts and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among subaccounts under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other contract owners.

"Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of a subaccount in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

   [diamond]  dilution of the interests of long-term investors in a subaccount, if market timers or others transfer into or out of the subaccount rapidly in order to take advantage of market price fluctuations;

   [diamond]  an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

   [diamond]  increased brokerage and administrative expenses.

To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

  [diamond]   limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

  [diamond]   restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service
              Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

  [diamond]   require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

  [diamond]   impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

  [diamond]   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice. Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity. Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

* These procedures are intended to be a sample of our current market timing procedures. These procedures may be amended from time to time. The Intermediary agrees to provide updated information on these procedures, located in its prospectuses, upon request of the Fund.

                                                              [DWS Scudder logo]
                                                             Deutsche Bank Group


                                                  DWS Scudder Distributors, Inc.

                                                       222 South Riverside Plaza

                                                          Chicago, IL 60606-5808

                                                                  (800) 621-1148

Dear Financial Services Firm ("you" or "Intermediary"),

As principal underwriter of the DWS Funds, we (or a predecessor firm) or our affiliate have entered into a selling group or other agreement or agreements (the "Agreement") with you to permit you, as applicable, to sell, service, or facilitate trading in shares of the DWS Funds (collectively, the "Shares").

This amendment to the Agreement is entered into as of the date indicated in the signature block below, with an effective date of October 16, 2007, or such earlier date as of which you begin providing the Shareholder information described below, and includes the following provisions:

         1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (Purchase, Redemption, transfer, or exchange) of every Purchase, Redemption, transfer, or exchange of Shares held through each account maintained by the Intermediary during the period covered by the request. ("Information")

         2. PERIOD COVERED BY REQUEST. Requests may be made no more than quarterly, except if the Fund has reason to believe a Shareholder's transfer activity is disruptive to the Fund. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which transaction Information is sought. The Fund may request transaction Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         3. FORM AND TIMING OF RESPONSE.

                  (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Information specified in paragraph 1 above. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction Information specified in paragraph 1 is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the Information set forth in paragraph 1 for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

                  (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.

                  (c) To the extent practicable, the format for any transaction
                      Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format

         4. LIMITATIONS ON USE OF INFORMATION.
         The Fund agrees to only use the Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Information is confidential and will be treated as such by the Fund in accordance with applicable legal and regulatory requirements. The Fund further agrees that in the event of a breach of confidentiality, the Fund will notify the Intermediary immediately.

         5. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund prohibit further Purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established or utilized by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         Should the Fund decide to impose a restriction or redemption fee that requires the Intermediary to implement changes to its systems to administer such a restriction or redemption fee, the Fund agrees to negotiate with the Intermediary, in good faith, an interim solution that the Intermediary can effectively administer until such time as it is able to implement such systems changes.

         6. FORM OF INSTRUCTIONS. Instructions to restrict or prohibit trading must include the TIN, ITIN, or GII, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, or GII is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon Information to which the instruction relates.

         7. TIMING OF RESPONSE. Intermediary agrees to execute instructions from the Fund to restrict or prohibit trading as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

         8. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions from the Fund to restrict or prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

         9. DEFINITIONS. For purposes of this amendment:

              9.1 The term "Fund" includes the fund's principal underwriter and transfer agent. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.*

              9.2 The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account.

              9.3 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

              9.4 Except as otherwise provided in this paragraph 9.4, the term "Shareholder" means the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name. If you are an insurance company separate account, the term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary.

              9.5 The term "written" includes electronic writings and facsimile transmissions.

              9.6 The term "Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

              9.7 The term "promptly" as used in paragraph 3(a) shall mean as soon as practicable but in no event later than ten business days from the Intermediary's receipt of the request for Information from the Fund or its designee.

              9.8 The term "Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

10. GENERAL PROVISIONS.

         10.1 CONSTRUCTION OF THE AGREEMENT. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

         10.2 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

         10.3 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.


DWS SCUDDER DISTRIBUTORS, INC.

By:      /s/ Philipp Hensler
   ---------------------------------
Name:  Philipp Hensler
Title:   Chief Executive Officer


PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:/s/ Gina Collopy O'Connell
   ---------------------------------

Name:    Gina Collopy O'Connell
     -------------------------------

Title:   SVP L&A Fin & Inv Mgmt
      ------------------------------

Date:    03-20-07
     -------------------------------

* As defined in SEC Rule 22c-2(b), the term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

                        SHAREHOLDER INFORMATION AGREEMENT

THIS SHAREHOLDER INFORMATION AGREEMENT entered into as of April 16, 2007 by and between Federated Securities Corp., ("FSC"), a Pennsylvania corporation, and Phoenix Life Insurance Company, a New York corporation, PHL Variable Insurance Company, a Connecticut corporation, and Phoenix Life and Annuity Company, a Connecticut Corporation ("Intermediary").

WHEREAS, Intermediary has entered into fund participation agreement(s) with FSC to make certain mutual funds available to retirement benefit plans and variable life and variable annuity policies issued by Intermediary;

WHEREAS, the Funds have adopted policies and procedures to protect the Funds and their respective shareholders from potentially harmful frequent trading;

WHEREAS, such policies and procedures include reserving the right to reject certain transactions initiated by plan participants and individual annuity owners;

WHEREAS, this Agreement is being entered into to assist the Funds in meeting their goal of restricting potential harmful frequent trading within the Funds;

NOW THEREFORE, in consideration of the terms covenants and conditions contained herein and other valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

The term "INTERMEDIARY" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account.

The term "FUND" shall mean an open-ended management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Fund;
(ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.(1)

The term "PROMPTLY" shall mean no later than 10 business days.

The term "SHARES" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

----------------------
(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

The term "SHAREHOLDEr" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) pursuant to a Contract death benefit; (ii) one-time step-up in Contract value pursuant to a Contract death benefit; (iii) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (iv) prearranged transfers at the conclusion of a required free look period.

The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term "WRITTEN" includes electronic writings and facsimile transmissions.

2. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request ("Transaction Information"). Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

3. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which Transaction Information is sought. The Fund may request Transaction Information older then 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

----------------------
* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

4. TIMING OF REQUESTS. Fund requests for Shareholder Transaction Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

5. FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Transaction Information specified in paragraph 2 hereof. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and Transaction Information specified in paragraph 2 hereof is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) Transaction Information set forth in paragraph 2 hereof for those shareholders who hold an account with an indirect intermediary or
     (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii); (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and (c) To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

6. LIMITATIONS ON USE OF TRANSACTION INFORMATION. The Fund agrees to only use Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by Rule 22C-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliley Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Transaction Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund agrees not to share the Transaction Information internally, except on a "need to know basis. The Fund further agrees to notify the Intermediary immediately in the event that the confidentiality of the Transaction Information is breached.

7. (A). AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediaries. Instructions must be received to you in writing at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                             Phoenix Life Insurance Companies
                             Attention:  Michael Marshall
                             31 Tech Valley
                             East Greenbush, NY 12061

(B.) REDEMPTION FEES. If the Fund implements a redemption fee in the future that the Intermediary cannot implement within the requested timeframe despite the Intermediary's best efforts, the Fund agrees to negotiate, in good faith, an interim solution until such time that the redemption fee can be successfully administered.

8. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific prohibition(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, Transaction Information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

9. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

10. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

11. CONSTRUCTION OF THE AGREEMENT - FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to supplement those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

12.  INDEMNIFICATION:

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of FSC and the Funds and their respective officers, directors, or employees (each a "FUND INDEMNIFIED PARTY"), Agent agrees to indemnify each Fund Indemnified Party against any and all claims, demands, liabilities (including the amount of any resulting dilution in a Fund's net asset value) and reasonable expenses (including attorneys'

     fees) which any Fund Indemnified Party may incur arising from, related to, or otherwise connected with any breach by Agent of any provision of this Agreement. In no event shall Agent be liable to FSC for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any such breach.

     (b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Agent and its officers, directors, or employees (each a "AGENT INDEMNIFIED PARTY"), FSC agrees to indemnify each Agent Indemnified Party against any and all claims, demands, liabilities and reasonable expenses (including attorneys' fees) which any Agent Indemnified Party may incur arising from, related to, or otherwise connected with, any breach by FSC of any provision of this Agreement. In no event shall FSC be liable to Agent for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any such breach.

     (c) The parties' agreement in this Paragraph to indemnify each other is conditioned upon the party entitled to indemnification ("CLAIMANT") giving notice to the party required to provide indemnification ("INDEMNIFIER") promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Claimant. The Claimant shall permit the Indemnifier to assume the defense of any such claim or any litigation resulting from it, provided that Indemnifier's counsel that is conducting the defense of such claim or litigation shall be approved by the Claimant (which approval shall not unreasonably be withheld), and that the Claimant may participate in such defense at its expense. The failure of the Claimant to give notice as provided in this subparagraph (c) shall not relieve the Indemnifier from any liability other than its indemnity obligation under this Paragraph. No Indemnifier, in the defense of any such claim or litigation, shall, without the consent of the Claimant, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the alleging party or plaintiff to the Claimant of a release from all liability in respect to such claim or litigation.

     (d) The provisions of this Section shall survive the termination of this Agreement.

13. TERMINATION. This Agreement will terminate upon the termination of the Fund Participation Agreement(s).

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

FEDERATED SECURITIES CORP.

By:      /s/ Charles L. Davis, Jr.
         ---------------------------

Name:    Charles L. Davis, Jr.
         ---------------------------

Title:   Senior Vice President
         ---------------------------

Date:    4/13/07
         ---------------------------

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:      /s/ Gina Collopy O'Connell
         ---------------------------

Name:    Gina Collopy O'Connell
         ---------------------------

Title:   Senior Vice President
         ---------------------------

Date:    April 12, 2007
         ---------------------------

                        SHAREHOLDER INFORMATION AGREEMENT

THIS SHAREHOLDER INFORMATION AGREEMENT entered into as of April 16, 2007 by and between Federated Securities Corp., ("FSC"), a Pennsylvania corporation, and Phoenix Life Insurance Company, a New York corporation, and agent for Valley Forge Life Insurance Company ("Intermediary").

WHEREAS, Intermediary has entered into fund participation agreement(s) with FSC to make certain mutual funds available to retirement benefit plans and variable life and variable annuity policies issued by Intermediary;

WHEREAS, the Funds have adopted policies and procedures to protect the Funds and their respective shareholders from potentially harmful frequent trading;

WHEREAS, such policies and procedures include reserving the right to reject certain transactions initiated by plan participants and individual annuity owners;

WHEREAS, this Agreement is being entered into to assist the Funds in meeting their goal of restricting potential harmful frequent trading within the Funds;

NOW THEREFORE, in consideration of the terms covenants and conditions contained herein and other valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS.

The term "INTERMEDIARY" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account.

The term "FUND" shall mean an open-ended management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Fund;
(ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.(1)

The term "PROMPTLY" shall mean no later than 10 business days.

The term "SHARES" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

----------------------------
(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

The term "SHAREHOLDEr" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) pursuant to a Contract death benefit; (ii) one-time step-up in Contract value pursuant to a Contract death benefit; (iii) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (iv) prearranged transfers at the conclusion of a required free look period.

The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term "WRITTEN" includes electronic writings and facsimile transmissions.

2. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request ("Transaction Information"). Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

3. PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which Transaction Information is sought. The Fund may request Transaction Information older then 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

-------------------------
* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

4. TIMING OF REQUESTS. Fund requests for Shareholder Transaction Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

5. FORM AND TIMING OF RESPONSE. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Transaction Information specified in paragraph 2 hereof. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and Transaction Information specified in paragraph 2 hereof is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) Transaction Information set forth in paragraph 2 hereof for those shareholders who hold an account with an indirect intermediary or
     (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii); (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and (c) To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

6. LIMITATIONS ON USE OF TRANSACTION INFORMATION. The Fund agrees to only use Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by Rule 22C-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliley Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Transaction Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund agrees not to share the Transaction Information internally, except on a "need to know basis. The Fund further agrees to notify the Intermediary immediately in the event that the confidentiality of the Transaction Information is breached.

7. (A). AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediaries. Instructions must be received to you in writing at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                                    Phoenix Life Insurance Companies
                                    Attention:  Michael Marshall
                                    31 Tech Valley
                                    East Greenbush, NY 12061

(B.) REDEMPTION FEES. If the Fund implements a redemption fee in the future that the Intermediary cannot implement within the requested timeframe despite the Intermediary's best efforts, the Fund agrees to negotiate, in good faith, an interim solution until such time that the redemption fee can be successfully administered.

8. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific prohibition(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, Transaction Information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

9. TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

10. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

11. CONSTRUCTION OF THE AGREEMENT - FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to supplement those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

12.  INDEMNIFICATION:

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of FSC and the Funds and their respective officers, directors, or employees (each a "FUND INDEMNIFIED PARTY"), Agent agrees to indemnify each Fund Indemnified Party against any and all claims, demands, liabilities (including the amount of any resulting dilution in a Fund's net asset value) and reasonable expenses (including attorneys'

fees) which any Fund Indemnified Party may incur arising from, related to, or otherwise connected with any breach by Agent of any provision of this Agreement. In no event shall Agent be liable to FSC for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any such breach.

(b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Agent and its officers, directors, or employees (each a "AGENT INDEMNIFIED PARTY"), FSC agrees to indemnify each Agent Indemnified Party against any and all claims, demands, liabilities and reasonable expenses (including attorneys' fees) which any Agent Indemnified Party may incur arising from, related to, or otherwise connected with, any breach by FSC of any provision of this Agreement. In no event shall FSC be liable to Agent for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any such breach.

(c) The parties' agreement in this Paragraph to indemnify each other is conditioned upon the party entitled to indemnification ("CLAIMANT") giving notice to the party required to provide indemnification ("INDEMNIFIER") promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Claimant. The Claimant shall permit the Indemnifier to assume the defense of any such claim or any litigation resulting from it, provided that Indemnifier's counsel that is conducting the defense of such claim or litigation shall be approved by the Claimant (which approval shall not unreasonably be withheld), and that the Claimant may participate in such defense at its expense. The failure of the Claimant to give notice as provided in this subparagraph (c) shall not relieve the Indemnifier from any liability other than its indemnity obligation under this Paragraph. No Indemnifier, in the defense of any such claim or litigation, shall, without the consent of the Claimant, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the alleging party or plaintiff to the Claimant of a release from all liability in respect to such claim or litigation.

(d) The provisions of this Section shall survive the termination of this Agreement.

13. TERMINATION. This Agreement will terminate upon the termination of the Fund Participation Agreement(s).

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

FEDERATED SECURITIES CORP.

By:      /s/ Charles L. Davis, Jr.
         -----------------------------------

Name:    Charles L. Davis, Jr.
         -----------------------------------

Title:   Senior Vice President
         -----------------------------------

Date:    4/13/07
         -----------------------------------

PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By:      /s/ Gina Collopy O'Connell
         -----------------------------------

Name:    Gina Collopy O'Connell
         -----------------------------------

Title:   Senior Vice President
         -----------------------------------

Date:    April 12, 2007
         -----------------------------------

                           FIRST EAGLE VARIABLE FUNDS
                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between First Eagle Variable Funds ("Fund") and Phoenix Life Insurance Company ("Agent").

WHEREAS, the Valley Forge Life Insurance Company "Intermediary" is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Phoenix Life Insurance Company is the agent for the Intermediary in terms of the administration of the variable life and variable annuity insurance products;

WHEREAS, the Intermediary and the Fund previously entered into Participation Agreements allowing the Intermediary to offer certain First Eagle insurance dedicated mutual funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, Rule 22C-2 allows the agent to enter into shareholder agreements on the Intermediary's behalf;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Fund and the Agent enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account as well as the Agent administering the functions of the Separate Account with respect to the Intermediary's variable life and annuity business.

1.2 FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4 SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5 SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6 SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7 SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8 WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:
          (i) the taxpayer identification number ("TIN");
         (ii) the Contract owner number or participant account number associated with the Shareholder;
        (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4  FORM AND TIMING OF RESPONSE-

     (a) Intermediary agrees to provide Shareholder Information to the Fund promptly upon request If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

     (b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:
         (i) provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
         (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

     (c) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number
         (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

     (d) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Billy Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund agrees not to share the Shareholder Information internally, except on a "need to know basis." The Fund further agrees to notify the Intermediary in the event that the confidentiality of the Shareholder Information is breached.

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by us at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3.5 REDEMPTION FEES. The Fund agrees to communicate any change in its short term trading or redemption fee policy to the Intermediary and to work with the intermediary, in good faith, to set up a mutually agreed upon implementation date.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

FIRST EAGLE VARIABLE FUNDS

By:      /s/ Robert Brund
     ---------------------------------------

Name:    Robert Brund
     ---------------------------------------

Title:   Chief Operations & Finance Officer
     ---------------------------------------

Date:    4/13/07
     ---------------------------------------


PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By:      /s/ Gina Collopy O'Connell
     ---------------------------------------

Name:    Gina Collopy O'Connell
     ---------------------------------------

Title:   Senior Vice President
     ---------------------------------------


Date:
     ---------------------------------------

                        SHAREHOLDER INFORMATION AGREEMENT
                        ---------------------------------
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         This Shareholder Information Agreement ("Agreement") is entered into as of April 16, 2007, and is among Franklin/Templeton Distributors, Inc. ("Distributors") on behalf of each Fund, as defined below, and the Intermediary, as defined below. Unless otherwise specified, capitalized terms have the meaning set out under "Definitions," below.

         WHEREAS, Intermediary is a "financial intermediary" as that term is defined in Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Distributors serves as the principal underwriter to the Funds; and

         WHEREAS, Distributors and Intermediary wish to enter into this Agreement in accordance with Rule 22c-2 under the 1940Act.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Distributors and Intermediary hereby agree as follows:

1.       SHAREHOLDER INFORMATION
         -----------------------

         1.1 AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government -issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request ("Transaction Information"). Unless otherwise specifically requested by the Fund or its designee, Intermediary shall only be required to provide Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

                  1.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Transaction -Information is sought. The Fund or its designee may request Transaction Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                                    53495-1                                    1

                           (a) TIMING OF REQUESTS. Requests from the Fund or its designee for Shareholder Transaction Information shall be made no more frequently than quarterly except as the Fund or its designee deems necessary to investigate compliance with policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                  1.1.2    FORM AND TIMING OF RESPONSE.

                           (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Transaction Information specified in Section 1.1, above. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom Intermediary has received the identification and Transaction Information specified in Section 1.1 above is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either: (i) provide (or arrange to have provided) the Transaction Information set forth in Section 1.1 for those shareholders who hold an account with an indirect intermediary; or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii); and

                           (b) Responses required by this Section 1.1 must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and Intermediary; and

                           (c) To the extent practicable and agreed by the parties, the format for any Transaction Information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format.

                  1.1.3 LIMITATIONS ON USE OF INFORMATION. Unless the Intermediary provides prior written consent, Fund agrees not to use the Transaction Information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws. The Fund further agrees to notify the Intermediary promptly if it becomes aware that there is a breach of confidentiality caused by the Fund with respect to the Transaction Information.

                                    53495-1                                    2

2.       RESTRICTION OF TRADING
         ----------------------

         2.1 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund or its designee, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder- Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

                  2.1.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or 011 and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, 011 or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

                  2.1.2 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after Intermediary receives the instructions or a time period agreed upon by both parties.

                  2.1.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. INTERMEDIARY agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

                  2.1.4 REDEMPTION FEES. If the Fund decides to impose a redemption fee with respect to its Class 1 or Class 2 shares, the Fund agrees to make reasonable efforts to notify the Intermediary in advance.

         2.2 CONSTRUCTION OF THE AGREEMENT; PARTICIPATION AGREEMENTS. The parties have entered into one or more agreements between or among them governing the purchase and redemption of shares of the Funds in connection with the Contracts (collectively, "Participation Agreements"). This Agreement supplements those Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Participation Agreement with regard to the requirements of Rule 22c-2, the terms of this Agreement shall control.

3.       MISCELLANEOUS PROVISIONS
         ------------------------

         3.1 REQUESTS PRIOR TO OCTOBER 16, 2007. Intermediary shall be able to promptly respond to requests for Shareholder Transaction Information by no later than October 16, 2007. Transaction Information requests prior to October 16, 2007, shall be governed by

                                    53495-1                                    3
whatever practices, if any, that Fund and Intermediary have previously utilized to govern such requests.

         3.2 TERMINATION. This Agreement will terminate upon the termination of the Participation Agreements and redemption of all shares in the Fund held by the Intermediary.

         3.3 INDEMNIFICATION. Distributors agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys' fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund or its designee in response to a request for Transaction Information pursuant to the terms of this Agreement ("Losses"). Distributors shall not be liable for Losses unless the Intermediary has provided adequate written notice to Distributors promptly after the summons or other first legal process. In addition, Distributors will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

         3.4 FORCE MAJEURE. The parties to this Agreement are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. Each party so affected shall promptly give written notice to the other parties and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such force majeure event.

         3.5 NOTICES. All requests for Transaction Information or instructions related to restrictions or prohibitions must be sent to the following address:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

4.       DEFINITIONS
         -----------

         As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

         The term "Intermediary" means: (i) the insurance company separate accounts listed on Attachment A of this Agreement (which is a part of this Agreement) as well as those identified in Schedule B of the Participation Agreement(s) to which Distributors and Intermediary are parties, as such Participation Agreement(s) may be amended from time to time; and (ii) the life insurance company depositor of such separate accounts.

                                    53495-1                                    4

         The term "Fund" shall mean each series of Franklin Templeton Variable Insurance Products Trust in which Intermediary invests and includes:
         (i) an administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; and (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the 1940 Act.

         The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the 1940 Act that are held by Intermediary.

         The term "SHAREHOLDER" means the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

         The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one- time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

         The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

         The term "WRITTEN" includes electronic writings.

                                    53495-1                                    5

         IN WITNESS WHEREOF, each party has caused a duly authorized officer or representative to execute this Agreement.

                               FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                               By:      /s/ Thomas Regner
                                        ----------------------------------------
                               Name: Thomas M. Regner
                               Title: Senior Vice President

                               PHOENIX LIFE INSURANCE COMPANY
                               ON BEHALF OF ITSELF AND THE SEPARATE ACCOUNTS REFERENCED IN THIS AGREEMENT AND ITS ATTACHMENT

                               By:      /s/ Gina Collopy O'Connell
                                        ----------------------------------------

                               Name:    Gina Collopy O'Connell
                                        ----------------------------------------

                               Title:   Senior Vice President
                                        ----------------------------------------

                               PHL VARIABLE INSURANCE COMPANY
                               ON BEHALF OF ITSELF AND THE SEPARATE ACCOUNTS REFERENCED IN THIS AGREEMENT AND ITS ATTACHMENT

                               By:      /s/ Gina Collopy O'Connell
                                        ----------------------------------------

                               Name:    Gina Collopy O'Connell
                                        ----------------------------------------

                               Title:   Senior Vice President
                                        ----------------------------------------

                               PHOENIX LIFE AND ANNUITY COMPANY
                               ON BEHALF OF ITSELF AND THE SEPARATE ACCOUNTS REFERENCED IN THIS AGREEMENT AND ITS ATTACHMENT

                               By:      /s/ Gina Collopy O'Connell
                                        ----------------------------------------

                               Name:    Gina Collopy O'Connell
                                        ----------------------------------------

                               Title:   Senior Vice President
                                        ----------------------------------------

                                    3495-1                                     6

                ATTACHMENT A TO SHAREHOLDER INFORMATION AGREEMENT

Name of Insurance Company:
-------------------------
         Name of Separate Account(s):
         ----------------------------

PHOENIX LIFE INSURANCE COMPANY
         Phoenix Life Variable Accumulation Account
         Phoenix Life Variable Universal Life Account

PHL VARIABLE INSURANCE COMPANY
         PHL Variable Accumulation Account
         PHL Variable Universal Life Account

PHOENIX LIFE AND ANNUITY COMPANY
         Phoenix Life and Annuity Variable Universal Life Account


                                    53495-1                                    7

                        SHAREHOLDER INFORMATION AGREEMENT
                        ---------------------------------

              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         This Shareholder Information Agreement ("Agreement") is entered into as of April 16, 2007, and is among Franklin/Templeton Distributors, Inc. ("Distributors") on behalf of each Fund, as defined below, and the Intermediary, as defined below. Unless otherwise specified, capitalized terms have the meaning set out under "Definitions," below.

         WHEREAS, Intermediary is a "financial intermediary" as that term is defined in Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Rule 22C-2 permits agents of the Intermediary to sign on the Intermediary's behalf;

         WHEREAS, Distributors serves as the principal underwriter to the Funds; and

         WHEREAS, Distributors and Intermediary wish to enter into this Agreement in accordance with Rule 22c-2 under the 1940Act.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Distributors and Intermediary hereby agree as follows:

1.       SHAREHOLDER INFORMATION
         -----------------------

         1.1 AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government- issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request ("Transaction Information"). Unless otherwise specifically requested by the Fund or its designee, Intermediary shall only be required to provide Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

                  1.1.1 PERIOD COVERED BY REQUEST. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Transaction -Information is sought. The Fund or its designee may request Transaction Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                                    53495-1                                    1

                           (a) TIMING OF REQUESTS. Requests from the Fund or its designee for Shareholder Transaction Information shall be made no more frequently than quarterly except as the Fund or its designee deems necessary to investigate compliance with policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

                  1.1.2    FORM AND TIMING OF RESPONSE.

                           (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Transaction Information specified in Section 1.1, above. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom Intermediary has received the identification and Transaction Information specified in Section 1.1 above is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either: (i) provide (or arrange to have provided) the Transaction Information set forth in Section 1.1 for those shareholders who hold an account with an indirect intermediary; or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii); and

                           (b) Responses required by this Section 1.1 must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and Intermediary; and

                           (c) To the extent practicable and agreed by the parties, the format for any Transaction Information provided to the Fund or its designee should be consistent with the NSCC Standardized Data Reporting Format.

                  1.1.3 LIMITATIONS ON USE OF INFORMATION. Unless the Intermediary provides prior written consent, Fund agrees not to use the Transaction Information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws. The Fund further agrees to notify the Intermediary promptly if it becomes aware that there is a breach of confidentiality caused by the Fund with respect to the Transaction Information.

                                    53495-1                                    2

2.       RESTRICTION OF TRADING
         ----------------------

                  2.1 AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund or its designee for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund or its designee, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

                  2.1.1 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or 011 and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, 011 or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

                  2.1.2 TIMING OF RESPONSE. Intermediary Agrees to execute instructions as soon as reasonably practicable, but not later than five business days after Intermediary receives the instructions or a time period agreed upon by both parties.

                  2.1.3 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. INTERMEDIARY agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

                  2.1.4 REDEMPTION FEES. If the Fund decides to impose a redemption fee with respect to its Class 1 or Class 2 shares, the Fund agrees to make reasonable efforts to notify the Intermediary in advance.

         2.2 CONSTRUCTION OF THE AGREEMENT; PARTICIPATION AGREEMENTS. The parties have entered into one or more agreements between or among them governing the purchase and redemption of shares of the Funds in connection with the Contracts (collectively, "Participation Agreements"). This Agreement supplements those Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Participation Agreement with regard to the requirements of Rule 22c-2, the terms of this Agreement shall control.

3.       MISCELLANEOUS PROVISIONS
         ------------------------

         3.1 REQUESTS PRIOR TO OCTOBER 16, 2007. Intermediary shall be able to promptly respond to requests for Shareholder Transaction Information by no later than October 16,

                                    53495-1                                    3

2007. Transaction Information requests prior to October 16, 2007, shall be governed by whatever practices, if any, that Fund and Intermediary have previously utilized to govern such requests.

         3.2 TERMINATION. This Agreement will terminate upon the termination of the Participation Agreements and redemption of all shares in the Fund held by the Intermediary.

         3.3 INDEMNIFICATION. Distributors agrees to indemnify and hold Intermediary harmless from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorneys' fees) arising in connection with a third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund or its designee in response to a request for Transaction Information pursuant to the terms of this Agreement ("Losses"). Distributors shall not be liable for Losses unless the Intermediary has provided adequate written notice to Distributors promptly after the summons or other first legal process. In addition, Distributors will be entitled to participate in, at its own expense, or shall be entitled to assume the defense thereof, consistent with the terms of the Participation Agreement.

         3.4 FORCE MAJEURE. The parties to this Agreement are excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. Each party so affected shall promptly give written notice to the other parties and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such force majeure event.

         3.5 NOTICES. All requests for Transaction Information or instructions related to restrictions or prohibitions must be sent to the following address:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

4.       DEFINITIONS
         -----------

         As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

         The term "Intermediary" means: (i) the insurance company separate accounts listed on Attachment A of this Agreement (which is a part of this Agreement) as well as those identified in Schedule B of the Participation Agreement(s) to which Distributors and Intermediary are parties, as such Participation Agreement(s) may be amended from time to time; and (ii) the life insurance company depositor of such separate accounts.

                                    53495-1                                    4

         The term "Fund" shall mean each series of Franklin Templeton Variable Insurance Products Trust in which Intermediary invests and includes:
         (i) an administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; and (iii) the transfer agent for the Fund. The term does not include any "excepted funds" as defined in Rule 22c-2(b) under the 1940 Act.

         The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the 1940 Act that are held by Intermediary.

         The term "SHAREHOLDER" means the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

         The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as part of a one- time step-up in Contract value pursuant to a Contract death benefit; (iv) as part of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) as pre-arranged transfers at the conclusion of a required free look period.

         The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

         The term "WRITTEN" includes electronic writings.

                                    53495-1                                    5

         IN WITNESS WHEREOF, each party has caused a duly authorized officer or representative to execute this Agreement.

                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                         By:      /s/ Thomas Regner
                                  -----------------------------------
                         Name: Thomas Regner
                         Title: Senior Vice President

                         PHOENIX LIFE INSURANCE COMPANY, AS
                         AGENT SIGNING ON BEHALF OF VALLEY FORGE
                         LIFE INSURANCE COMPANY AND THE
                         SEPARATE ACCOUNTS REFERENCED IN THIS
                         AGREEMENT AND ITS ATTACHMENT

                         By:      /s/ Gina Collopy O'Connell
                                  -----------------------------------

                         Name:    Gina Collopy O'Connell
                                  -----------------------------------

                         Title:   Senior Vice President
                                  -----------------------------------

                                    53495-1                                    6

                ATTACHMENT A TO SHAREHOLDER INFORMATION AGREEMENT

Name of Insurance Company:
-------------------------

         Valley Forge Life Insurance Company

Name of Separate Account(s):
---------------------------

         Valley Forge Life Insurance Company Variable Annuity Separate Account Valley Forge Life Insurance Company Variable Life Separate Account Valley Forge Life "unregistered" Separate Account


                                    53495-1                                    7

                         LAZARD RETIREMENT SERIES, INC.

                        AGREEMENT PURSUANT TO RULE 22C-2

This Agreement is entered into as of the date indicated below, by and between Lazard Asset Management Securities LLC ("Fund Agent") and the counterparty signing below ("Intermediary"), acting on behalf of its separate accounts that use a portfolio of Lazard Retirement Series, Inc. (the "Fund") as an underlying investment medium, pursuant to Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended. Capitalized terms not otherwise defined are defined in Section 3 of this Agreement.

The terms and conditions of this Agreement are as follows:

1. Shareholder Information.

         (a) Agreement to Provide Information. Intermediary agrees to provide the Fund, upon written request (which may include electronic writings and facsimile transmissions, a "Request"), the taxpayer identification number (the "TIN"), if known, of any or all Shareholder(s) who have purchased, redeemed, transferred or exchanged Fund shares ("Shares") held through an account with Intermediary (an "Account") during the period covered by the Request and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or Account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares. ("Transaction Information")

               (i)   Period and Frequency Covered by Request.
                     ---------------------------------------

                            Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund. Requests must set forth a specific period, not to exceed 90 days from the date of the Request for which Transaction Information is sought. The Fund may request Transaction Information older than 90 days from the date of the Request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of its Shares.

               (ii) Form and Timing of Response. Intermediary agrees to transmit the requested Transaction Information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days after receipt of a Request. To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Report Format, or any other format acceptable to the Fund.

               (iii) Limitations on Use of Transaction Information..
                     ---------------------------------------------

                     The Fund agrees to only use the Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund further agrees not to share the Transaction Information internally, except on a "need to know basis." The Fund further agrees that in the event of a breach of confidentiality with respect to Transaction Information, the Fund will notify the Intermediary immediately.

         (b) Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund (which may include electronic writings and facsimile transmissions) to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions in Shares (directly or indirectly through an Account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of its Shares.

               (i) Form of Instructions. Instructions must include the TIN, if known, and the specific prohibition(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

               (ii) Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by Intermediary.

               (iv) Confirmation by Intermediary. Intermediary agrees to provide written confirmation to the Fund as soon as reasonably practicable that instructions have been executed, but not later than 10 business days after the instructions have been executed.

               (v) Redemption Fees. The Fund is currently not subject to a redemption fee. If the Fund ultimately decides to impose a redemption fee on variable contracts, the Fund agrees to notify the Intermediary at least six (6) months in advance so that the Intermediary can program its systems to administer the fee.

2. Share Holdings Through Indirect Intermediaries. Intermediary will use best efforts to determine, promptly upon the request of the Fund, but not later than five business days after receipt of the Request by Intermediary, whether any other person that holds Shares through Intermediary is an "indirect intermediary" as defined in the Rule ("Indirect Intermediary") and, upon further request from the Fund:

               (a) provide (or arrange to have provided) the identification and Transaction Information set forth in Section l(a) of this Agreement regarding a Shareholder who hold Shares through the Indirect Intermediary; or

               (b) prohibit the indirect intermediary from purchasing Shares on behalf of itself or other persons.

3. Definitions. For purposes of this paragraph:
   -----------

               (a) The term "Fund" includes not only Lazard Retirement Series, Inc., but also Fund Agent, as distributor of its Shares, and the transfer agent of Shares, each acting on behalf of Lazard Retirement Series, Inc.

               (b) The term "Shareholder" means any person that is a party to a variable annuity or variable life insurance contract with the Insurance Company that uses a portfolio of the Fund as an underlying investment medium.

               (c) The term "Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

               (d) The term "Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

4. Term. This Agreement will remain in effect so long as Intermediary is deemed to be a "financial intermediary" (as defined in the Rule) with respect to Lazard Retirement Series, Inc. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements

5.       Other Agreements; Amendments.
         ----------------------------

(a) CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

         (b) No modification or waiver of any provisions of this Agreement will be binding unless in writing and executed by the party to be bound thereby.

6. No Agency. Nothing in this Agreement shall be construed to establish a joint venture between Fund Agent and Intermediary or establish either as an agent, partner or employee of the other.

7. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

8. Notices. Requests for Transaction Information must be sent in writing to the following address:

                           Phoenix Life Insurance Company
                           Attention: Michael Marshall
                           31 Tech Valley
                           East Greenbush, New York 12061

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY ON BEHALF OF ITS SEPARATE ACCOUNTS THAT USE A PORTFOLIO OF THE FUND AS AN UNDERLYING INVESTMENT MEDIUM.


Date: 03/20/07                 By:      /s/ Gina Collopy O'Connell
      -------------------------         -----------------------------------
                                        Name:    Gina Collopy O'Connell
                                        Title:   SVP, L&A Fin & Inf Mgmt

Please return two signed copies of this Agreement to Lazard Asset Management Securities LLC, and one fully executed copy will be returned.

                                        Accepted:
                                        LAZARD ASSET MANAGEMENT SECURITIES LLC


Date:  3/27/07                 By:      /s/ Charles L. Carroll
      -------------------------         -----------------------------------
                                        Name:    Charles L. Carroll
                                        Title:   Deputy Chairman

                         LAZARD RETIREMENT SERIES, INC.
                        AGREEMENT PURSUANT TO RULE 22C-2

This Agreement is entered into as of the date indicated below, by and between Lazard Asset Management Securities LLC ("Fund Agent") and the counterparty signing below ("Intermediary"), acting on behalf of Valley Forge Life Insurance Company and its separate accounts that use a portfolio of Lazard Retirement Series, Inc. (the "Fund") as an underlying investment medium, pursuant to Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended. Capitalized terms not otherwise defined are defined in Section 3 of this Agreement.

The terms and conditions of this Agreement are as follows:

1. Shareholder Information.
   -----------------------

         (a) Agreement to Provide Information. Intermediary agrees to provide the Fund, upon written request (which may include electronic writings and facsimile transmissions, a "Request"), the taxpayer identification number (the "TIN"), if known, of any or all Shareholder(s) who have purchased, redeemed, transferred or exchanged Fund shares ("Shares") held through an account with Intermediary (an "Account") during the period covered by the Request and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or Account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares. ("Transaction Information")

               (i) Period and Frequency Covered by Request.
                   ---------------------------------------
                            Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund. Requests must set forth a specific period, not to exceed 90 days from the date of the Request for which Transaction Information is sought. The Fund may request Transaction Information older than 90 days from the date of the Request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of its Shares.

               (ii) Form and Timing of Response. Intermediary agrees to transmit the requested Transaction Information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days after receipt of a Request. To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Report Format, or any other format acceptable to the Fund.

               (iii)        Limitations on Use of Transaction Information..
                            ---------------------------------------------
                            The Fund agrees to only use the Transaction
                            Information for the purposes of identifying
                            Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund further agrees not to share the Transaction Information internally, except on a "need to know basis." The Fund further agrees that in the event of a breach of confidentiality with respect to Transaction Information, the Fund will notify the Intermediary immediately.

         (b) Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund (which may include electronic writings and facsimile transmissions) to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions in Shares (directly or indirectly through an Account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of its Shares.

               (i) Form of Instructions. Instructions must include the TIN, if known, and the specific prohibition(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

               (ii) Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by Intermediary.

               (iv) Confirmation by Intermediary. Intermediary agrees to provide written confirmation to the Fund as soon as reasonably practicable that instructions have been executed, but not later than 10 business days after the instructions have been executed.

               (v) Redemption Fees. The Fund is currently not subject to a redemption fee. If the Fund ultimately decides to impose a redemption fee on variable contracts, the Fund agrees to notify the Intermediary at least six (6) months in advance so that the Intermediary can program its systems to administer the fee.

2. Share Holdings Through Indirect Intermediaries. Intermediary will use best efforts to determine, promptly upon the request of the Fund, but not later than five business days after receipt of the Request by Intermediary, whether any other person that holds Shares through Intermediary is an "indirect intermediary" as defined in the Rule ("Indirect Intermediary") and, upon further request from the Fund:

               (a) provide (or arrange to have provided) the identification and Transaction Information set forth in Section l(a) of this Agreement regarding a Shareholder who hold Shares through the Indirect Intermediary; or

               (b) prohibit the indirect intermediary from purchasing Shares on behalf of itself or other persons.

3. Definitions. For purposes of this paragraph:
   -----------

         (a) The term "Fund" includes not only Lazard Retirement Series, Inc., but also Fund Agent, as distributor of its Shares, and the transfer agent of Shares, each acting on behalf of Lazard Retirement Series, Inc.

         (b) The term "Shareholder" means any person that is a party to a variable annuity or variable life insurance contract with the Insurance Company that uses a portfolio of the Fund as an underlying investment medium.

         (c) The term "Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

         (d) The term "Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

4. Term. This Agreement will remain in effect so long as Intermediary is deemed to be a "financial intermediary" (as defined in the Rule) with respect to Lazard Retirement Series, Inc. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements

5.       Other Agreements; Amendments.
         ----------------------------

(a) CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

         (b) No modification or waiver of any provisions of this Agreement will be binding unless in writing and executed by the party to be bound thereby.

6. No Agency. Nothing in this Agreement shall be construed to establish a joint venture between Fund Agent and Intermediary or establish either as an agent, partner or employee of the other.


7. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

8. Notices. Requests for Transaction Information must be sent in writing to the following address:

                           Phoenix Life Insurance Company
                           Attention: Michael Marshall
                           31 Tech Valley
                           East Greenbush, New York 12061

PHOENIX LIFE INSURANCE COMPANY ON BEHALF OF VALLEY FORGE LIFE INSURANCE COMPANY AND ITS SEPARATE ACCOUNTS THAT USE A PORTFOLIO OF THE FUND AS AN UNDERLYING INVESTMENT MEDIUM.

Date: 03/20/07                      By:      /s/ Gina Collopy O'Connell
      ---------------------------            -----------------------------------
                                             Name:    Gina Collopy O'Connell
                                             Title:   SVP, L&A Fin & Inf Mgmt

Please return two signed copies of this Agreement to Lazard Asset Management Securities LLC, and one fully executed copy will be returned.

                                    Accepted:
                                    LAZARD ASSET MANAGEMENT SECURITIES LLC

Date:  3/27/07                      By:      /s/ Charles L. Carroll
      ---------------------------            -----------------------------------
                                             Name:    Charles L. Carroll
                                             Title:   Deputy Chairman

                                                                    LORD ABBETT

                              RULE 22C-2 AGREEMENT

         This Rule 22c-2 Agreement ("Agreement") is entered into by and between Lord Abbett Distributor LLC (the "Distributor"), on its own behalf and/or on behalf of one or more of the Lord Abbett Family of Funds, as defined below (the "Funds") and PHL VARIABLE INSURANCE COMPANY (the "Service Provider"), effective as of the date of execution by the Service Provider, as set forth below. If relevant, this Agreement constitutes an amendment to each and/or any existing agreement between the Distributor and/or the Funds and the Service Provider pursuant to or in connection with which the Service Provider directly or indirectly transmits orders for Fund shares.

         WHEREAS, Service Provider maintains one or more nominee or omnibus accounts (each an "Account") relating to the Funds, or separate series thereof, and, pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Funds or an appropriate designee on their behalf are required to enter into an agreement with the Service Provider under which the Service Provider is required to provide the Funds, upon request, with certain shareholder and account information and to implement the Funds' instructions related to their frequent trading policies.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and the Funds' forbearance from terminating further purchases of Fund shares ("Shares") by or through Service Provider, the parties hereby agree as follows:

1. The Service Provider agrees to provide to the Funds or their designee [upon request] the taxpayer identification number ("TIN"), if known, of any or all shareholders underlying an Account and the amount, date, name or other identifier of any investment professional(s) associated with such shareholders (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares held through an Account (the "Information"). In addition:

     (a) The Service Provider agrees to provide the Information for the periods or at the intervals the Distributor or the Funds, or their designee, reasonably requests, including potentially Information for each trading day;

     (b) In accordance with the preceding paragraph, the Service Provider agrees to transmit the Information that is on its books and records to the Funds or their designee promptly, but in any event not later than five (5) business days, after receipt of a request for Information or after the last day of a period for which the Information has been requested, unless mutually agreed upon otherwise by the parties. If the Information is not on the Service Provider's books and records, Service Provider agrees to: (i) provide or arrange to provide to the Funds or their designee the Information relating to accounts that hold Fund shares through an indirect intermediary; and (ii) if directed by the Funds, block further purchases of Shares from such indirect intermediary. For purposes of this paragraph, an "indirect intermediary" has the same meaning as in Rule 22c-2; and

     (c) To the extent practicable, the format for any transaction information provided to the Funds should be consistent with the National Securities Clearing Corporation's Standardized Data Reporting Format, or if not practicable, in an alternative format mutually agreed upon by the parties.

2. The Service Provider agrees to implement instructions from the Funds or their designee ("Instructions") to restrict or prohibit further purchases of Shares in specific accounts or by specific shareholders identified by the Funds or an affiliate as having engaged in transactions that may violate the Funds' policies regarding short term or excessive trading activity. The Funds or their designee will include in the Instructions the TIN, if know, and the specific restriction(s) to be implemented. If the TIN is not known, the Instructions must include an equivalent identifying number of the shareholders or other agreed upon information to which the Instructions relate. In addition, the Service Provider agrees:

     (a) To implement Instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the Instructions by the Service Provider; and

     (b) To provide confirmation to the Funds in a mutually agreed upon format that Instructions have been implemented. Service Provider agrees to provide confirmation as soon as is reasonably practicable, but not later than ten (10) business days after the Instructions have been implemented.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

LORD ABBETT DISTRIBUTOR LLC,

By: Lord, Abbett & Co. LLC, its
           Managing Member

/s/ Lawrence H. Kaplan
----------------------
Lawrence H. Kaplan
Member and General Counsel

Dated: 3/15/07



PHL VARIABLE INSURANCE COMPANY

Name: /s/ Gina Collopy O'Connell
     ---------------------------
          Gina Collopy O'Connell
           Senior Vice President

Dated: 11/20/06
       --------

                                                                     LORD ABBETT

                              RULE 22C-2 AGREEMENT

         This Rule 22c-2 Agreement ("Agreement") is entered into by and between Lord Abbett Distributor LLC (the "Distributor"), on its own behalf and/or on behalf of one or more of the Lord Abbett Family of Funds, as defined below (the "Funds") and PHOENIX LIFE AND ANNUITY COMPANY (the "Service Provider"), effective as of the date of execution by the Service Provider, as set forth below. If relevant, this Agreement constitutes an amendment to each and/or any existing agreement between the Distributor and/or the Funds and the Service Provider pursuant to or in connection with which the Service Provider directly or indirectly transmits orders for Fund shares.

         WHEREAS, Service Provider maintains one or more nominee or omnibus accounts (each an "Account") relating to the Funds, or separate series thereof, and, pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Funds or an appropriate designee on their behalf are required to enter into an agreement with the Service Provider under which the Service Provider is required to provide the Funds, upon request, with certain shareholder and account information and to implement the Funds' instructions related to their frequent trading policies.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and the Funds' forbearance from terminating further purchases of Fund shares ("Shares") by or through Service Provider, the parties hereby agree as follows:

1. The Service Provider agrees to provide to the Funds or their designee [upon request] the taxpayer identification number ("TIN"), if known, of any or all shareholders underlying an Account and the amount, date, name or other identifier of any investment professional(s) associated with such shareholders (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares held through an Account (the "Information"). In addition:

     (a) The Service Provider agrees to provide the Information for the periods or at the intervals the Distributor or the Funds, or their designee, reasonably requests, including potentially Information for each trading day;

     (b) In accordance with the preceding paragraph, the Service Provider agrees to transmit the Information that is on its books and records to the Funds or their designee promptly, but in any event not later than five (5) business days, after receipt of a request for Information or after the last day of a period for which the Information has been requested, unless mutually agreed upon otherwise by the parties. If the Information is not on the Service Provider's books and records, Service Provider agrees to: (i) provide or arrange to provide to the Funds or their designee the Information relating to accounts that hold Fund shares through an indirect intermediary; and (ii) if directed by the Funds, block further purchases of Shares from such indirect intermediary. For purposes of this paragraph, an "indirect intermediary" has the same meaning as in Rule 22c-2; and

     (c) To the extent practicable, the format for any transaction information provided to the Funds should be consistent with the National Securities Clearing Corporation's Standardized Data Reporting Format, or if not practicable, in an alternative format mutually agreed upon by the parties.

2. The Service Provider agrees to implement instructions from the Funds or their designee ("Instructions") to restrict or prohibit further purchases of Shares in specific accounts or by specific shareholders identified by the Funds or an affiliate as having engaged in transactions that may violate the Funds' policies regarding short term or excessive trading activity. The Funds or their designee will include in the Instructions the TIN, if know, and the specific restriction(s) to be implemented. If the TIN is not known, the Instructions must include an equivalent identifying number of the shareholders or other agreed upon information to which the Instructions relate. In addition, the Service Provider agrees:

     (a) To implement Instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the Instructions by the Service Provider; and

     (b) To provide confirmation to the Funds in a mutually agreed upon format that Instructions have been implemented. Service Provider agrees to provide confirmation as soon as is reasonably practicable, but not later than ten (10) business days after the Instructions have been implemented.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


LORD ABBETT DISTRIBUTOR LLC,

By: Lord, Abbett & Co. LLC, its
      Managing Member

/s/ Lawrence H. Kaplan
----------------------
Lawrence H. Kaplan
Member and General Counsel

Dated: 3/15/07
       -------





PHOENIX LIFE AND ANNUITY COMPANY


Name: /s/ Gina Collopy O'Connell
      --------------------------
          Gina Collopy O'Connell
          Senior Vice President

Dated: 11/20/06
       --------

                                                                     LORD ABBETT

                              RULE 22C-2 AGREEMENT

         This Rule 22c-2 Agreement ("Agreement") is entered into by and between Lord Abbett Distributor LLC (the "Distributor"), on its own behalf and/or on behalf of one or more of the Lord Abbett Family of Funds, as defined below (the "Funds") and PHOENIX LIFE INSURANCE COMPANY (the "Service Provider"), effective as of the date of execution by the Service Provider, as set forth below. If relevant, this Agreement constitutes an amendment to each and/or any existing agreement between the Distributor and/or the Funds and the Service Provider pursuant to or in connection with which the Service Provider directly or indirectly transmits orders for Fund shares.

         WHEREAS, Service Provider maintains one or more nominee or omnibus accounts (each an "Account") relating to the Funds, or separate series thereof, and, pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Funds or an appropriate designee on their behalf are required to enter into an agreement with the Service Provider under which the Service Provider is required to provide the Funds, upon request, with certain shareholder and account information and to implement the Funds' instructions related to their frequent trading policies.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and the Funds' forbearance from terminating further purchases of Fund shares ("Shares") by or through Service Provider, the parties hereby agree as follows:

1. The Service Provider agrees to provide to the Funds or their designee [upon request] the taxpayer identification number ("TIN"), if known, of any or all shareholders underlying an Account and the amount, date, name or other identifier of any investment professional(s) associated with such shareholders (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares held through an Account (the "Information"). In addition:

     (a) The Service Provider agrees to provide the Information for the periods or at the intervals the Distributor or the Funds, or their designee, reasonably requests, including potentially Information for each trading day;

     (b) In accordance with the preceding paragraph, the Service Provider agrees to transmit the Information that is on its books and records to the Funds or their designee promptly, but in any event not later than five (5) business days, after receipt of a request for Information or after the last day of a period for which the Information has been requested, unless mutually agreed upon otherwise by the parties. If the Information is not on the Service Provider's books and records, Service Provider agrees to: (i) provide or arrange to provide to the Funds or their designee the Information relating to accounts that hold Fund shares through an indirect intermediary; and (ii) if directed by the Funds, block further purchases of Shares from such indirect intermediary. For purposes of this paragraph, an "indirect intermediary" has the same meaning as in Rule 22c-2; and

     (c) To the extent practicable, the format for any transaction information provided to the Funds should be consistent with the National Securities Clearing Corporation's Standardized Data Reporting Format, or if not practicable, in an alternative format mutually agreed upon by the parties.

2. The Service Provider agrees to implement instructions from the Funds or their designee ("Instructions") to restrict or prohibit further purchases of Shares in specific accounts or by specific shareholders identified by the Funds or an affiliate as having engaged in transactions that may violate the Funds' policies regarding short term or excessive trading activity. The Funds or their designee will include in the Instructions the TIN, if know, and the specific restriction(s) to be implemented. If the TIN is not known, the Instructions must include an equivalent identifying number of the shareholders or other agreed upon information to which the Instructions relate. In addition, the Service Provider agrees:

     (a) To implement Instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the Instructions by the Service Provider; and

     (b) To provide confirmation to the Funds in a mutually agreed upon format that Instructions have been implemented. Service Provider agrees to provide confirmation as soon as is reasonably practicable, but not later than ten (10) business days after the Instructions have been implemented.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

LORD ABBETT DISTRIBUTOR LLC,

By: Lord, Abbett & Co. LLC, its
           Managing Member

/s/ Lawrence H. Kaplan
----------------------
Lawrence H. Kaplan
Member and General Counsel

Dated: 3/15/07

PHOENIX LIFE INSURANCE COMPANY

Name: /s/ Gina Collopy O'Connell
      --------------------------
          Gina Collopy O'Connell
           Senior Vice President

Dated: 11/20/06

                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT entered into as of April 16, 2007 by and between MFS Fund Distributors, Inc. ("MFD") and Phoenix Life Insurance Company ("Agent") with an effective date of October 16, 2007.

WHEREAS, MFD is the principal underwriter for the MFS Funds;

WHEREAS, the Valley Forge Life Insurance Company "Intermediary" is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Phoenix Life Insurance Company is the agent for the Intermediary in terms of the administration of the variable life and variable annuity insurance products;

WHEREAS, the Intermediary and MFD or certain of the MFS funds have entered into Participation Agreements allowing the Intermediary to offer certain MFS funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, Rule 22c-2 allows the agent to enter into shareholder agreements on the Intermediary's behalf;

WHEREAS, the MFD and the Agent enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account as well as the Agent administering the functions of the Separate Account with respect to the Intermediary's variable life and annuity business.

109400                                                                         1

1.2 - FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

109400                                                                         2

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:

            (i)     the taxpayer identification number ("TIN");

           (ii) the Contract owner number or participant account number associated with the Shareholder;

          (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4  FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly upon request If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:

            (i) provide (or arrange to have provided) Shareholder Information for those shareholders who hold an account with an indirect intermediary; or

           (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals

109400                                                                         3
          who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number
          (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund agrees not to share the Shareholder Information internally, except on a "need to know basis." The Fund further agrees to notify the Intermediary in the event that the confidentiality of the Shareholder Information is breached.

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by us at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the

109400                                                                         4

Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3.5 REDEMPTION FEES. If the Fund implements a redemption fee in the future that the Intermediary cannot implement within the requested timeframe despite the Intermediary's best efforts, the Fund agrees to negotiate, in good faith, an interim solution until such time that the redemption fee can be successfully administered.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The Fund and Intermediary have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement, provided, however that in no event shall the Fund or Fund's Designee be liable to Intermediary for lost profits, exemplary, punitive, special, incidental, indirect or consequential damages.

4.2 FORCE MAJEURE. Provided that each party has implemented and maintains a business continuity plan that is reasonable designed to enable it to meet its existing obligations to customers and address its existing relationships with other broker-dealers and

109400                                                                         5
counterparties, such party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.3 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

MFS FUND DISTRIBUTORS, INC.

By:      /s/ James A. Jessee
   ---------------------------------

Name:    James A. Jessee
     -------------------------------

Title:   President
      ------------------------------

Date:    4/12/07
      ------------------------------


PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By:      /s/ Gina Collopy O'Connell
    --------------------------------

Name:    Gina Collopy O'Connell
      ------------------------------

Title:   Senior Vice President
      ------------------------------

Date:    4/11/07
      ------------------------------



109400                                                                         6

              RULE 22C-2 SHAREHOLDER INFORMATION ACCESS AGREEMENT
                       (NEUBERGER BERMAN FAMILY OF FUNDS)

This Agreement is entered into as of March 1, 2007 by and between Neuberger Berman Management Inc. ("NBMI") and the undersigned intermediary
("Intermediary").

WHEREAS, NBMI is the principal underwriter and adviser of registered investment companies and their separately designated series (each such series or series hereinafter established referred to herein as the "Fund") - the term does not include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Intermediary is (i) a broker, dealer, bank, or other entity that holds securities of record issued by the Fund ("Fund shares") in nominee name; (ii) in the case of a participant-directed employee benefit ("Plan") that owns Fund shares, (a) a retirement plan administrator under the Employee Retirement Income Security Act of 1974, as amended, or (b) any entity that maintains the Plan's participant records; or (iii) an insurance company separate account;

WHEREAS, Intermediary provides services to clients who maintain an interest in Fund sharesheld by the Intermediary in an account with the Fund as (i) the beneficial owner of Fund shares, whether the shares are held directly or by Intermediary in nominee name; or (ii) with respect to retirement and other types of employee benefit plans, the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of Fund shares; or (iii) with respect to insurance companies, the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary (a "Variable Contract"). Each type of client identified in clauses (i), (ii), or (iii) herein shall be referred to herein as a "Shareholder;"

WHEREAS, the term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Variable Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within Variable Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Variable Contract death benefit; (iii) one-time step-up in Variable Contract value pursuant to a Variable Contract death benefit; (iv) allocation of assets to a Fund through a Variable Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Variable Contract; or (v) prearranged transfers at the conclusion of a required free look period.

WHEREAS, the term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Variable Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or1 As defined in SEC Rule 22c-2(b), the term

"excepted Fund" means any: (1) money market Fund; (2) Fund that issues securities that are listed on a national exchange; and (3) Fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the Fund permits short-term trading of its securities and that such trading may result in additional costs for the Fund systematic program or enrollments such as transfers of assets within a Variable Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Variable Contract; (iii) within a Variable Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Variable Contract; or
(iv) as a result of payment of a death benefit from a Variable Contract.

WHEREAS, NBMI and Intermediary have entered into a dealer agreement, services agreement and/or fund participation agreement (the "Dealer/Services Agreement"), pursuant to which Intermediary has agreed to solicit orders for Fund shares and/or provide services with respect to the Fund;

WHEREAS, Intermediary is a "financial intermediary" within the meaning of Rule 22c-2 of the 1940 Act, and directly submits orders on behalf of investors in one or more Funds to purchase or redeem Fund shares;

WHEREAS, pursuant to Rule 22c-2 under the 1940 Act ("Rule 22c-2"), the parties wish to enter into an agreement under which Intermediary agrees to provide NBMI and the Fund with Shareholder identification and Transaction Information in order to help identify and preclude activity that may violate NBMI's or a Fund's policies ("Trading Policies") established for the purpose of eliminating or reducing any dilution of the value of Fund shares, including restrictions on frequent trading of Fund shares that NBMI otherwise may deem disruptive to the Fund and any policy to ensure appropriate administration of a redemption fee, if any, established by the Fund;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, and intending to be legally bound hereby, NBMI and Intermediary hereby agree as follows:

1.   SHAREHOLDER INFORMATION

1.1 AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to cooperate with the Fund's and NBMI's efforts to identify Shareholder transaction activity that may violate the Trading Policies. To that end, Intermediary agrees to respond promptly to NBMI's requests regarding Shareholder transaction activity in an account held by or through the Intermediary. In response to such requests, Intermediary shall provide the taxpayer identification number ("TIN"), the Individual Taxpayer Identification ("ITIN"), or othergovernment-issued identifier ("GII"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and the transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer or exchange of Fund shares held through an account maintained by the Intermediary during the period covered by the request ("Transaction Information"). With respect to information pertaining to Variable Contracts and unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

1.2 PERIOD COVERED BY REQUEST. In each request, NBMI shall set forth a specific period, not to exceed ninety (90) days from the date of the request, for which it seeks Transaction Information. NBMI may request Transaction Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with the Trading Policies.

1.3 FORM AND TIMING OF RESPONSE/ FREQUENCY OF REQUESTS. Requests may be made no more than quarterly, except if the Fund has reason to believe a Shareholder's transfer activity is disruptive to the Fund. Intermediary agrees to transmit all requestedinformation that is on its books and records to NBMI and the Fund or their designee promptly, but in any event not later than ten (10) business days, after receipt of a request. If the requested information is not on Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to NBMI and the Fund the requested information with respect to Shareholders who hold an account with an indirect intermediary; or (ii) if directed by NBMI, prohibit further purchases of Fund shares from such indirect intermediary. In such instance, Intermediary agrees to inform NBMI whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any Transaction Information provided to NBMI and the Fund should be consistent with the DTCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in Rule 22c-2(c)(5)(iii) under the 1940 Act or as "indirect intermediary" is subsequently defined in any amendment to Rule 22c-2.

1.4 LIMITATIONS ON USE OF INFORMATION. The Fund agrees to only use the Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Information is confidential and that the Fund will not share the Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund further agrees not to share the Information internally, except on a "need to know basis." Additionally, if the NBMI becomes aware of a breach in confidentiality of the Transaction Information, the Fund will notify the Intermediary.

2.   PROHIBITING TRADING.

2.1 Agreement to Restrict Trading. Intermediary agrees to execute written instructions from NBMI to prohibit further purchases or exchanges of or into Fund shares by a Shareholder that has been identified by NBMI as having engaged in transactions of Fund shares (directly or indirectly through Intermediary's (or indirect intermediary's) account) that violate the Trading Policies. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder Initiated Transfer Purchases or Shareholder Initiated Transfer Redemptions (pertaining to Variable Contracts) that are effected directly or indirectly through the Intermediary.

2.2 FORM OF INSTRUCTIONS. In the instructions, NBMI shall include the Shareholder's TIN, if known, and the specific prohibition(s) to be executed. If NBMI does not know the TIN, NBMI shall include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

2.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by Intermediary.

2.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to NBMI that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3.   NOTICES.

3.1 NOTICES. All legal or contractual notices required or permitted under this Agreement shall be in writing and shall be sent by personal delivery or registered or certified mail, postage prepaid, or by telecopier confirmed in writing within three (3) business days, unless otherwise indicated herein, as follows:

                  (a) If to NBMI or the Fund:

                            Neuberger Berman Management Inc.
                            Neuberger Berman Funds
                            605 Third Avenue -2nd Floor
                            New York, NY 10158-0180

                            Attention: Peter Sundman, President, NBMI
                            Chairman and Chief Executive Officer,
                            Neuberger Berman Funds
                            Margo Rappoport
                            (646) 497-4671
                            (212) 476-5781
                            mrappoport@nb.com

                            (b) If to Intermediary:

                            Phoenix Life Insurance Companies
                            Attention: Jeanie Gagnon
                            One American Row
                            P.O. Box 5056 Hartford, CT 06102-5056

Requests for Transaction Information or Form of Instructions must be sent to:

                            Phoenix Life Insurance Companies
                            Attention: Michael Marshall
                            31 Tech Valley
                            East Greenbush, NY 12061

3.2 ADDRESS CHANGES. Such addresses may be changed from time to time by any party by providing written notice in the manner set forth above. All notices shall be effective upon delivery or when deposited in the mail addressed as set forth above.

4. APPLICABILITY TO AFFILIATES. The Intermediary acknowledges and agrees that the Intermediary has identified and/or will identify to NBMI all persons affiliated with the Intermediary and known to the Intermediary who meet the definition of "Applicable Intermediary" as set forth in Section 4 herein. The term "Applicable Intermediary" shall mean an affiliate of Intermediary that is (i) any broker, dealer, bank or other entity that holds securities of record issued by a Fund in nominee name; and (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund, (1) a retirement plan administrator under the Employee Retirement Income Security Act of 1974, or (2) any entity that maintains the plan's participant records. In the event that any such person is not so identified, such person shall be deemed to be subject to the terms and conditions of this Agreement until such person has entered into a separate agreement with NBMI.

5. AMENDMENTS. NBMI may unilaterally modify this Agreement at any time by written notice to Intermediary to comport with the requirements of applicable law, any amendments to Rule 22c-2 and any interpretation by the Staff of the Securities and Exchange Commission.

 The first order placed by Intermediary subsequent to the receipt of such notice shall be deemed acceptance by Intermediary of the modification to the Agreement described in such notice. Except as set forth in this Section 5 and 14, this Agreement may not be amended without written consent by the parties hereto.

5. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

6. ASSIGNMENT. Neither party may assign the Agreement, or any of the rights, obligations, or liabilities under the Agreement, without the written consent of the other party. Notwithstanding the foregoing, this Agreement shall be deemed assigned to the extent the Dealer/Services Agreement is deemed assigned.

7. DEALER/SERVICES AGREEMENT. To the extent that the provisions of this Agreement and the provisions of the Dealer/Services Agreement are in conflict, the provisions of this Agreement shall control with respect to the subject matter of this Agreement. Termination of this Agreement by either party shall not automatically result in a termination of the Dealer/Services Agreement. This Agreement shall terminate upon termination of the Dealer/Services Agreement.

8. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall together constitute one and the same instrument.

9. THIRD-PARTY BENEFICIARIES. As permitted by Rule 22c-2, NBMI is entering into this Agreement on the Fund's behalf. Any requests from NBMI for information or instructions from NBMI to prohibit further purchases or exchanges of Fund shares are made by NBMI on Fund's behalf. The Fund shall have the right to enforce all terms and provisions of this Agreement against any and all parties hereto and or otherwise involved in the activities contemplated herein.

10. FORCE MAJEURE. Either the Fund or the Intermediary is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, acts of war or terrorism, actions or decrees of governmental bodies, and similar occurrences. The party who has been so affected shall, if physically possible, promptly give written notice to the other party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such event or contingency.

12 RIGHT TO SUSPEND TRADING BY INTERMEDIARY. The Fund may, in its discretion, suspend or cease offering Fund shares for purchase through the Intermediary if the Intermediary fails to satisfy its obligations under this Agreement.

11.  INDEMNIFICATIONS.

     The Intermediary shall indemnify and hold harmless the NBMI and the Fund and their respective directors, officers, employees, affiliates and agents ("Indemnified Parties") from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees and expenses) ("Losses") incurred by any of them arising out of (i) any breach by the Intermediary of any representation, warranty or agreement contained in this Agreement, (ii) any willful misconduct or negligence by the Intermediary in the performance of, or failure to perform, its obligations under this Agreement, including but not limited to, the Intermediary's failure to timely provide information that is accurate and in proper form, as required under Section 1 of this Agreement, or to timely prohibit trading in accordance with Section 2 of this Agreement. This section shall survive the termination of this Agreement.

     The NBMI shall indemnify and hold harmless the Intermediary and its respective directors, officers, employees, affiliates and agents ("Indemnified Parties") from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees and expenses) ("Losses") incurred by Intermediary arising out of (i) any breach by the NBMI of any representation, warranty or agreement contained in this Agreement, (ii) any willful misconduct or negligence by the NBMI in the performance of, or failure to perform, its obligations under this Agreement, including but not limited to, NBMI's failure to keep the Transaction Information confidential as described in Section 1.4 of this Agreement. This section shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

NEUBERGER BERMAN MANAGEMENT INC.

By:      /s/ Peter E. Sundman
   ---------------------------------

Name:    Peter E. Sundman
     -------------------------------

Title:   President
      ------------------------------

Date:  March 30, 2007
      ------------------------------

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:      /s/ Gina Collopy O'Connell
   ---------------------------------

Name:  Gina Collopy O'Connell

Title: Sr. Vice President
      ------------------------------

Date: March 21, 2007
     -------------------------------

                     THE OPPENHEIMER VARIABLE ACCOUNT FUNDS
                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between Oppenheimer Funds Services ("OFS"), a division of Oppenheimer Funds, Inc., Oppenheimer Funds Distributor, Inc. ("Distributor") referred together with OFS as ("Oppenheimer") and Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company ("Intermediary").

WHEREAS, the Intermediary is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Oppenheimer is authorized to act on behalf of Oppenheimer Variable Account Funds ("Fund");

WHEREAS, the Intermediary and the Fund previously entered into Participation Agreements allowing the Intermediary to offer certain portfolios of the Fund through its separate accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Fund and the Intermediary enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means the insurance company acting as the depositor for the separate accounts.

1.2 - FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund.

The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:

                 (i)       the taxpayer identification number ("TIN");

                 (ii) the Contract owner number or participant account number associated with the Shareholder;

                 (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly but not later than ten (10) business days after receipt of a request. If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:
                 (i) provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
                 (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund further agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent to share such Shareholder Information. The Fund further agrees not to share the Shareholder Information internally, except on a "need to know basis." In the event of a known breach of confidentiality with respect to the Shareholder Transaction Information, the Fund agrees to notify Intermediary promptly.

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary in writing, as defined above and in a format mutually agreed upon by the parties.

                                           -
3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 TERMINATION. This Agreement will terminate upon Intermediary ceasing to be a financial intermediary with respect to the Funds, under Rule 22c-2.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

OPPENHEIMER FUNDS SERVICES
(a division of OppenheimerFunds, Inc.)

By:      /s/ Susan Cornwell
   ----------------------------------
                  (signature)

Name:    Susan Cornwell
      -------------------------------
                  (print)

Title:   Senior Vice President
       ------------------------------

Date:    04/13/07
      -------------------------------


OPPENHEIMER FUNDS DISTRIBUTOR, INC.


By:      /s/ Richard Knott
   ----------------------------------
                  (signature)

Name:    Richard Knott
      -------------------------------
                  (print)

Title:   President
       ------------------------------

Date:    04/13/07
       ------------------------------


PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:      /s/ Gina Collopy O'Connell
    ---------------------------------
                  (signature)

Name: Gina Collopy O'Connell
      -------------------------------
                  (print)

Title:   Senior Vice President
       ------------------------------

Date:    April 12, 2007
       ------------------------------

                RULE 22C-2 AMENDMENT TO PARTICIPATION AGREEMENT

AMENDMENT entered into as of April 15, 2007, by and between Allianz Global Investors Distributors LLC ("AGID"), the principal underwriter for Premier VIT and PIMCO Variable Insurance Trust (each a "Trust" and, collectively, the "Trusts") and Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company ("Intermediary").

         WHEREAS, Intermediary, pursuant to a Participation Agreement (as defined below), purchases Shares of the Trusts to fund certain variable life insurance or variable annuity contracts issued by Intermediary ("Contracts"); and

         WHEREAS, AGID and Intermediary (each a "Party" and, together, the "Parties") seek to enter into this Amendment in order for the Trusts, AGID and Intermediary to comply with the requirements of Rule 22c-2 ("Rule 22c-2") under the Investment Company Act of 1940, as amended (the "1940 Act"), and to make other changes to the Participation Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and Intermediary hereby agree as follows:

         A. CONTRACTHOLDER INFORMATION
            --------------------------

         A.1. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide Fund Agent, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request. ("Transaction Information" Unless otherwise specifically requested by the Fund Agent, the Intermediary shall only be required to provide Transaction Information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

               A.1.1. PERIOD COVERED BY REQUEST/FREQUENCY OF REQUESTS. Requests may be made no more than quarterly, except if the Fund has reason to believe a Shareholder's transfer activity is disruptive to the Fund Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which Transaction Information is sought. Fund Agent may request Transaction Information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

               If requested by Fund Agent, Intermediary will provide the Transaction Iformation specified in Section A.1 above for each trading day for the period requested.

               A.1.2. FORM AND TIMING OF RESPONSE. Intermediary agrees to provide, promptly upon request of Fund Agent, the requested Transaction Information specified in Section A.1. Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and Transaction Information specified in Section A.1 is itself a "financial intermediary," as that term is defined in Rule 22c-2 (an "Indirect Intermediary") and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the Transaction Information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties. To the extent practicable, the format for any Contractholder and Transaction Information provided to Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

               A.1.3. LIMITATIONS ON USE OF INFORMATION. The Fund agrees to only use the Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Transaction Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund agrees not to share the Transaction Information internally, except on a "need to know basis." The Fund also agrees to notify the Intermediary in the event that the confidentiality of the Transaction Information is breached.

         B. EXECUTION OF TRADING  PROHIBITION INSTRUCTIONS
            ----------------------------------------------

         B.1. AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from Fund Agent to r prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund Agent as having engaged in transactions in Shares (directly or indirectly through Intermediary's account) that violate policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by a Fund. Unless otherwise directed by Fund Agent, any such prohibitions shall only apply to Contractholder-Initiated Transfer Purchases or
         Contractholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

         Should the Fund decide to impose a redemption fee that requires the Intermediary to implement changes to its systems to administer, the Fund agrees to negotiate with the Intermediary, in good faith, an interim solution that the Intermediary can effectively administer until such time as it is able to implement the systems changes.

               B.1.1. FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specificprohibition(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

               B.1.2. TIMING OF RESPONSE. Intermediary agrees to execute instructions from Fund Agent as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by Intermediary.

               B.1.3. CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to Fund Agent that Fund Agent's instructions to prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

         C. DEFINITIONS
            -----------

         For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

         C.1. The term "Contractholder" means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

         C.2. The term "Contractholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) as a result of a one-time step-up in Contract value pursuant to a Contract death benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required "free look" period.


         The term "Contractholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.


         C.3. The term "Funds" shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

         C.4. The term "Fund Agent" shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

         C.5. The term "Participation Agreement" shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Intermediary or any of Intermediary's predecessors, successors or affiliates is a party.

         C.6. The term "promptly" shall mean as soon as practicable but in no event later than ten (10) business days from Intermediary's receipt of the request for Transaction Information from Fund Agent

         C.7. The term "Shares" means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

         C.8. The term "written" includes electronic writings and facsimile transmissions.

In addition, for purposes of this Amendment, the term "purchase" does not include the automatic reinvestment of dividends or distributions.

         D. ADDITIONAL AMENDMENTS TO PARTICIPATION AGREEMENT
            ------------------------------------------------

         The Participation Agreement is hereby further amended to incorporate the provisions set forth in Exhibit A hereto.

E. SCOPE OF AMENDMENT

         Intermediary acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Intermediary and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F. EFFECTIVE DATE

         This Amendment shall be effective upon its execution hereof or, if later, upon the effectiveness of the provisions of Rule 22c-2 relating to agreements with "financial intermediaries" (as such term is defined in Rule 22c-2). Prior to the effective date of this Amendment, AGID and Intermediary agree that any request made to Intermediary by AGID for Contractholder Transaction Information, and Intermediary's response to such request, shall be governed by whatever practices AGID and Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

G. ADDITIONAL OBLIGATIONS

It shall be Intermediary's obligation to make any required notification(s) to its Contractholders of the provisions of this Amendment and Intermediary agrees to do so. Intermediary also agrees to provide point of sale disclosure documents to its Contractholders consistent with applicable legal requirements as in effect from time to time.

H. AMENDMENTS TO COMPLY WITH RULE 22C-2

Without limiting any other provisions of this Amendment, including those provisions set forth in Exhibit A hereto, the Parties agree that AGID may, upon 30 days' written notice to Intermediary, further amend or modify the Participation Agreement without the affirmative consent of Intermediary in order to comply with Rule 22c-2, as such rule may be revised or interpreted by the Securities and Exchange Commission or its staff. Notice for these purposes shall be deemed to be given when mailed or electronically transmitted to Intermediary. Intermediary's submission and a Trust's or its designee's acceptance of an order to purchase, redeem or exchange Shares after the transmission of such notice shall represent Intermediary's acknowledgement and acceptance of the terms and conditions of any such amendment. If AGID and Intermediary disagree on the interpretation of any amendments to Rule 22C-2 or interpreations by the Securities and Exchange Commission, the amendment will not be effective until the parties come to an agreement on the terms of the new amendment. Each of the parties agree to act in good faith and use its best efforts to resolve any conflicting opinions relating to this paragraph.

I.       TERMINATION.

This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

J. INFORMATION NOTICES

Notices for Transaction Information requests and instructions for prohibitions on future trading should be sent to:

                                    Phoenix Life Insurance Companies

                                    Attention: Michael Marshall

                                    31 Tech Valley

                                    East Greenbush, NY 12061

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

ALLIANZ GLOBAL INVESTORS  DISTRIBUTORS LLC

By:      /s/ Jim Patel
    -------------------------------

Name: Jim Patel
      -----------------------------

Title:   MA
      -----------------------------

Date:    4/9/07
     ------------------------------


PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:    /s/ Gina Collopy O'Connell
    -------------------------------

Name:  Gina Collopy O'Connell
     ------------------------------

Title:    Sr. Vice President
       ----------------------------

Date:  March 26, 2007
     ------------------------------

                              RYDEX VARIABLE TRUST
                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated April 16, 2007 ("Effective Date") by and between Rydex Variable Trust, ("Fund") and Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company
("Intermediary").

WHEREAS, the Intermediary is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, the Intermediary and the Fund previously entered into Participation Agreements allowing the Intermediary to offer certain Fidelity insurance dedicated mutual funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, the Fund is a fund as defined by the Rule;

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, the Fund and the Intermediary enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account.

1.2 - FUND: The term "Fund" shall mean an open-ended management investment company that is registered or required to register under Section 8 of the Act. The term "Fund" includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in Rule 22c-2(b) under the Act.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide the Fund, upon written request, the following Shareholder Information:

               (i)         the taxpayer identification number ("TIN");
               (ii) the Contract owner number or participant account number associated with the Shareholder;

               (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Shareholder Information is sought. The Fund may request Shareholder Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Fund requests for Shareholder Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to the Fund promptly upon request If the Fund requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if the Fund requests, the Intermediary will, with notice to the Fund, promptly either:

               (i)    provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
               (ii)   prohibit the indirect intermediary from purchasing, in
                      nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- The Fund agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Shareholder Information is confidential and that the Fund will not share the Shareholder Information externally, unless the Intermediary provides the Fund with prior written consent authorized by the Intermediary's Chief Privacy Officer to share such Shareholder Information. The Fund agrees not to share the Shareholder Information internally, except on a "need to know basis." The Fund agrees that when sending confidential Shareholder Information via electronic means, the Fund will take reasonable steps to protect the confidentiality of that information such as using encrypted email. The Fund further agrees to notify the Intermediary immediately in the event that the confidentiality of the Shareholder Information is breached

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

Should the Fund decide to implement a restriction, such as a holding requirement or a dollar threshold, the Fund agrees to give the Intermediary at least six (6) months to program its systems to administer such a restriction. If such notice is not practicable, the Fund agrees to negotiate with the Intermediary, in good faith, a restriction that the Intermediary can effectively administer.

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.

3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3.5 REDEMPTION FEES. The Fund agrees to rely on the Intermediary's market timing procedures to control market timing activity in lieu of imposing a redemption fee. If the Fund ultimately decides to impose a redemption fee on variable contracts, the Fund agrees to notify the Intermediary at least six (6) months in advance so that the Intermediary can program its systems to administer the fee. If such notice is not practicable, the Fund agrees to reimburse the Intermediary for its costs in completing the systems work.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. The Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a Shareholder Information provided to the Fund in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

RYDEX VARIABLE TRUST

By:/s/ Carl Verboncoeur
   --------------------------------
              (signature)

Name: Carl Verboncoeur
     ------------------------------
              (print)

Title: President
      -----------------------------

Date: 4/9/07
     ------------------------------

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:/s/ Gina Collopy O'Connell
   --------------------------------
               (signature)

Name: Gina Collopy O'Connell
     ------------------------------
               (print)

Title:Sr. Vice President
      -----------------------------

Date: 04/10/07
     ------------------------------

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of April 16, 2007, is by and between Morgan Stanley Distribution, Inc. ("Fund Agent") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary"). Fund Agent is entering into this Agreement on behalf of The Universal Institutional Funds, Inc., including any separate series or portfolios thereof, whether existing at the date of this Agreement or established subsequent hereto (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and Transaction Information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

     1. The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1Act.(1)

     2. The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

----------------------
(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

     3. The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

     4. The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

     5. The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

     6. The term "written" includes electronic writings and facsimile transmissions.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. ("Transaction Information") Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

     1. Period Covered by Request. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which Transaction Information is sought. The Fund may request Transaction Information older than ninety (90) business days from the date of the request as it deems necessary to investigate

-------------------
* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain, a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

           compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     2. Timing of Requests. Fund requests for Shareholder Transaction Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

     3. Form and Timing of Response. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Transaction Information specified in this Section B. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and Transaction Information specified in this Section B is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the Transaction Information set forth in this Section B for those shareholders who hold an account with an indirect intermediary or
           (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

(c) To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON USE OF TRANSACTION INFORMATION. The Fund agrees to only use the Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Transaction Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund agrees not to share the Transaction Information internally, except on a "need to know basis." The Fund further agrees that it will notify Intermediary immediately in the event that the confidentiality of any Transaction Information is breached.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to r prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or

     Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

     1. Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific prohibition(s)) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

     2. Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

     3.Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that the instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

     4. Redemption Fees. The parties to this Agreement acknowledge that the Board of Trustees of the Fund (the "Board") has determined that imposition of a redemption fee is either not necessary or not appropriate with respect to the Fund. If the Board determines at a future time to impose a redemption fee, the Fund agrees to provide as much notice as reasonably practicably to allow Intermediary to program its systems to administer the redemption fee by a date mutually agreed upon by the Fund and the Intermediary.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements and is hereby incorporated into the Fund Participation Agreements by reference. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement relating to that Fund.

G. NOTICES. The Fund will send information and instruction requests to the following address:
                           Phoenix Life Insurance Companies
                           Attention: Michael Marshall
                           31 Tech Valley
                           East Greenbush, NY 12061

The Fund will send all other notices, amendments, and correspondence to the following address:

                           Phoenix Life Insurance Companies
                           Attention: Jeanie Gagnon

                           One American Row
                           P. O. Box 5056
                           Hartford, CT 06102-5056

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

MORGAN STANLEY DISTRUBUTION, INC.

/s/ Michael P. Kiley]
                                  --
Michael P. Kiley
President and Chief Executive Officer

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By:/s/ Gina Collopy O'Connell
   --------------------------------

Name:    Gina Collopy O'Connell
     ------------------------------

Title:   SVP L&A Fin & Inv Mgmt
      -----------------------------

Date:  03-19-07
      -----------------------------

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                        SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT, dated as of April 16, 2007, is by and between Morgan Stanley Distribution, Inc. ("Fund Agent") and the financial intermediary whose name appears on the signature page of this Agreement ("Intermediary"). Fund Agent is entering into this Agreement on behalf of The Universal Institutional Funds, Inc., including any separate series or portfolios thereof, whether existing at the date of this Agreement or established subsequent hereto (each, a "Fund," and, collectively, the "Funds").

                                   WITNESSETH:

WHEREAS, SEC Rule 22c-2 (the "Rule") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries (as defined by the Rule), obligating each financial intermediary, to (i) provide the fund company, upon request, with specific shareholder identification and Transaction Information, and (ii) execute any instructions from the fund company to block trading of fund shares by shareholders who have been identified as engaging in transactions of fund shares that violate the fund company's market-timing and short-term trading policies;

WHEREAS, Fund Agent is the principal underwriter and distributor for the Funds; and

WHEREAS, Intermediary is either (i) a broker, dealer, bank, or other entity that holds securities of record issued by a fund in nominee name; (ii) in the case of a participant-directed employee benefit plan that owns securities issued by a Fund (1) a retirement plan administrator under ERISA or (2) an entity that maintains the plan's participant records; or (iii) an insurance company separate account.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

A. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

     1. The term "Fund" shall mean an open-end management investment company that is registered or required to register under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Funds; (ii) the principal underwriter or distributor for the Funds; or (iii) the transfer agent for the Funds. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1Act.(1)

     2. The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act that are held by the Intermediary.

------------------------------
(1) As defined in SEC Rule 22c-2(b), term "excepted fund" means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

     3. The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

     4. The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

     5. The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

     6. The term "written" includes electronic writings and facsimile transmissions.

B. AGREEMENT TO PROVIDE SHAREHOLDER INFORMATION. Intermediary agrees to provide the Fund, upon written request, the taxpayer identification number ("TIN"), the Individual/International Taxpayer Identification Number ("ITIN")*, or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. ("Transaction Information") Unless otherwise specifically requested by the Fund, this section shall be read to require Intermediary to provide only that Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

         1. Period Covered by Request. Requests must set forth a specific period, not to exceed ninety (90) business days from the date of the request, for which Transaction Information is sought. The Fund may request Transaction Information older than ninety
               (90) business days from the date of the request as it deems necessary to investigate

----------------------------
* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain, a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

               compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         2. Timing of Requests. Fund requests for Shareholder Transaction Information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

         3. Form and Timing of Response. (a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested Transaction Information specified in this Section B.
               If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and Transaction Information specified in this Section B is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either
               (i) provide (or arrange to have provided) the Transaction Information set forth in this Section B for those shareholders who hold an account with an indirect intermediary or (ii) prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

     (b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

     (c) To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

C. LIMITATIONS ON USE OF TRANSACTION INFORMATION. The Fund agrees to only use the Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Transaction Information externally, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund agrees not to share the Transaction Information internally, except on a "need to know basis." The Fund further agrees that it will notify Intermediary immediately in the event that the confidentiality of any Transaction Information is breached.

D. AGREEMENT TO RESTRICT TRADING. Intermediary agrees to execute written instructions from the Fund to r prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares
           (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or

           Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

            1. Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific prohibition(s)) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

            2. Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

            3.Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that the instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

            4.          Redemption Fees. The parties to this Agreement
                  acknowledge that the Board of Trustees of the Fund (the "Board") has determined that imposition of a redemption fee is either not necessary or not appropriate with respect to the Fund. If the Board determines at a future time to impose a redemption fee, the Fund agrees to provide as much notice as reasonably practicably to allow Intermediary to program its systems to administer the redemption fee by a date mutually agreed upon by the Fund and the Intermediary.

E. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Fund(s) by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements and is hereby incorporated into the Fund Participation Agreements by reference. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

F. TERMINATION This Agreement will terminate with respect to a specific Fund upon the termination of the Fund Participation Agreement relating to that Fund.

G. NOTICES. The Fund will send information and instruction requests to the following address:

                           Phoenix Life Insurance Companies
                           Attention: Michael Marshall
                           31 Tech Valley
                           East Greenbush, NY 12061

The Fund will send all other notices, amendments, and correspondence to the following address:

                           Phoenix Life Insurance Companies
                           Attention: Jeanie Gagnon

                           One American Row
                           P. O. Box 5056
                           Hartford, CT 06102-5056

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

MORGAN STANLEY DISTRUBUTION, INC.

/s/Michael P. Kiley
                                  --
Michael P. Kiley
President and Chief Executive Officer

PHOENIX LIFE INSURANCE COMPANY, AS AGENT, ON BEHALF OF VALLEY FORGE LIFE INSURANCE COMPANY

By:/s/ Gina Collopy O'Connell
   --------------------------------

Name: Gina Collopy O'Connell
     ------------------------------

Title: Sr.Vice President
      -----------------------------

Date: March 21, 2007
      -----------------------------

                      THE VAN ECK WORLDWIDE INSURANCE TRUST
                        SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT dated as of April 16, 2007 ("Effective Date") by and between Van Eck Securities Corporation, ("Van Eck") and Phoenix Life Insurance Company ("Agent").

WHEREAS, the Valley Forge Life Insurance Company "Intermediary" is a manufacturer of variable life and variable annuity insurance products;

WHEREAS, Phoenix Life Insurance Company is the agent for the Intermediary in terms of the administration of the variable life and variable annuity insurance products;

WHEREAS, the Intermediary and Van Eck previously entered into Participation Agreements allowing the Intermediary to offer certain insurance dedicated mutual funds through its Separate Accounts by way of the Intermediary's variable life and variable annuity insurance products;

WHEREAS, Rule 22c-2 of the Investment company Act of 1940, as amended, ("Act") requires every mutual fund company or its principal underwriter to enter into written agreements with financial intermediaries obligating each financial intermediary to provide certain shareholder information as defined by Rule 22c-2 ("Rule") of the Act. The Rule also obligates the financial intermediary to execute instructions from the fund company should the fund company determine that a shareholder's trading activity violates the fund's short-term trading policies;

WHEREAS, Rule 22C-2 allows the agent to enter into shareholder agreements on the Intermediary's behalf;

WHEREAS, Van Eck is the principal underwriter of the Van Eck Worldwide Insurance Trust (the "Fund");

WHEREAS, the Intermediary is an intermediary as defined by the Rule;

WHEREAS, Van Eck and the Agent enter into this Shareholder Information Agreement ("Agreement") to comply with the requirements of the Rule;

NOW, in consideration of the mutual covenants contained in this Agreement, the parties intend to be legally bound and agree to the following:

                                 I. DEFINITIONS

1.1 - INTERMEDIARY: The term "Intermediary" means an insurance company separate account offering any of the Fund's insurance dedicated mutual funds ("Separate Account") and/or the insurance company acting as the depositor for the Separate Account as well as the Agent administering the functions of the Separate Account with respect to the Intermediary's variable life and annuity business.

1.3 - SHARES: The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Act that are held by the Intermediary.

1.4-SHAREHOLDER: The term "Shareholder" means the holder of interests in a variable annuity or variable life insurance contract issued contract by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

1.5-SHAREHOLDER -INITIATED TRANSFER PURCHASE: The term "Shareholder-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

1.6-SHAREHOLDER INITIATED TRANSFER REDEMPTION: The term "Shareholder-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

1.7-SHAREHOLDER INFORMATION: The term "Shareholder Information" shall have the meaning set forth in Section 2.1(i), 2.1(ii), and 2.1(iii) below.

1.8-WRITTEN OR IN WRITING: The term "written", "in writing" or similar term includes electronic writings and facsimile transmissions unless otherwise specified.

                             II. INFORMATION SHARING

2.1 INFORMATION SHARING - Intermediary agrees to provide Van Eck or its designees, upon written request, the following Shareholder Information:

               (i)         the taxpayer identification number ("TIN");
               (ii)         the Contract owner number or participant account
                           number associated with the Shareholder;

               (iii) the amount, date and transaction type of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request.

2.2 PERIOD COVERED BY REQUEST - Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Shareholder Information is sought. Van Eck or its designee may request Shareholder Information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.3 TIMING OF REQUESTS- Requests for Shareholder Information shall be made no more frequently than quarterly except as Van Eck or its designee deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.4 FORM AND TIMING OF RESPONSE-

(a) Intermediary agrees to provide Shareholder Information to Van Eck or its designee promptly upon request. If Van Eck or its designee requests, the Intermediary agrees to use its best efforts to promptly determine whether any specific person about whom it has received Shareholder Information is itself a financial intermediary ("indirect intermediary").

(b) The Intermediary further agrees that if Van Eck or its designee requests, the Intermediary will, with notice to Van Eck or its designee, promptly either:

               (i)    provide Shareholder Information for those shareholders who hold an account with an indirect intermediary; or
               (ii)   prohibit the indirect intermediary from purchasing, in
                      nominee name on behalf of other persons, securities issued by the Fund.

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and according to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(c) To the extent practicable, the format for any Shareholder Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

2.5 LIMITATIONS ON USE OF SHAREHOLDER INFORMATION- Van Eck agrees to only use the Shareholder Information for the purposes of identifying Shareholders who may be violating the Fund's policies and procedures with respect to dilution of the Fund's value as contemplated by the Rule or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. Van Eck further agrees that the Shareholder Information is confidential and that Van Eck will not share the Shareholder Information externally, unless the Intermediary provides Van Eck with prior written consent to share such Shareholder Information. Van Eck agrees not to share the Shareholder Information internally, except on a "need to know basis." The Fund further agrees to promptly notify the Intermediary if the confidentiality of the Shareholder Transaction Information is breached.

                          III. PROHIBITIONS ON TRADING

3.1 AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from Van Eck or its designee to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by Van Eck or its designee, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

                  Phoenix Life Insurance Company
                  Attention: Michael Marshall
                  31 Tech Valley
                  East Greenbush, New York 12061

                                             -
Should Van Eck or its designee decide to implement a restriction, such as a holding requirement or a dollar threshold, Van Eck agrees to give the Intermediary at least six (6) months to program its systems to administer such a restriction. If such notice is not practicable, the Fund agrees to negotiate with the Intermediary, in good faith, a restriction that the Intermediary can effectively administer.

3.2 FORM OF INSTRUCTIONS. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific instruction(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Van Eck agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund's policies relating to eliminating or reducing any dilution of the value of the Fund's outstanding Shares.


3.3 TIMING OF RESPONSE. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

3.4 CONFIRMATION BY INTERMEDIARY. Intermediary must provide written confirmation to Van Eck or its designee that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3.5 REDEMPTION FEES. Van Eck agrees to rely on the Intermediary's market timing procedures to control market timing activity in lieu of imposing a redemption fee. If the Fund ultimately decides to impose a redemption fee on variable contracts, Van Eck agrees to notify the Intermediary at least six (6) months in advance so that the Intermediary can program its systems to administer the fee. If such notice is not practicable, Van Eck agrees to reimburse the Intermediary for its costs in completing the systems work.

                             IV. GENERAL PROVISIONS

4.1 CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to be a supplement to the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4.2 INDEMNIFICATION. Van Eck agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney's fees) arising in connection with third party claim or action brought against Intermediary as a result of any unauthorized disclosure of a shareholder's taxpayer identification number provided to Van Eck or its designee in response to a request for Shareholder Information pursuant to the terms of this Agreement.

4.3 FORCE MAJEURE. Either party is excused from performance and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other Party and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

4.4 DISPUTE RESOLUTION. The parties hereby mutually agree to use their best efforts to seek an amicable solution to any controversy or dispute regarding the subject matter hereof. Any unresolved controversy, claim or dispute shall be submitted to binding arbitration in accordance with the Commercial Rules of the American Arbitration Association and judgment upon any such award may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have the authority to grant any and all appropriate relief, including, but not limited to, granting injunctive relief or demanding specific performance. The arbitrator may make an initial determination of the location of the arbitration or whether proceedings may ensue based entirely upon documentary evidence. Unless otherwise mutually agreed in writing by the parties, said determination by the arbitrator shall become final and binding 3 days after the arbitrator's ruling. Arbitration costs and expenses shall be borne equally by the parties. Each party hereby agrees to waive and suspend enforcement of any and all rights pursuant to this and all related agreements during the pendency of such arbitration proceedings

4.5 TERMINATION. This Agreement will terminate upon the termination of the applicable Fund Participation Agreements.

IN WITNESS WHEREOF, the below persons, as duly authorized officers, have caused this Agreement to be executed on behalf of the parties as of the Effective Date.

VAN ECK SECURITIES CORPORATION

By:      /s/ Peter T. Moeller
   --------------------------------

Name:    Peter T. Moeller
     -------------------------------

Title:   Vice President, Sales
      -----------------------------
Date:
     ------------------------------

PHOENIX LIFE INSURANCE COMPANY, AS AGENT FOR VALLEY FORGE LIFE INSURANCE COMPANY

By:      /s/ Gina Collopy O'Connell
    -------------------------------

Name:    Gina Collopy O'Connell
     ------------------------------

Title:   Senior Vice President
       ----------------------------

Date:    4/11/07
     ------------------------------

                              RULE 22C-2 AGREEMENT
                              --------------------

         THIS AGREEMENT shall be effective as of April 16, 2007, or such other compliance date mandated by Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act").

         As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

         The term "Intermediary" shall mean (i) any broker, dealer, bank, or other entity that holds securities of record issued by the Fund in nominee name;
(ii) in the case of a participant-directed employee benefit plan that owns securities issued by the Fund (1) a retirement plan administrator under ERISA or
(2) any entity that maintains the plan's participant records; and (iii) an insurance company separate account.

The term "Fund" shall mean an open-ended management investment company that is registered or required to register under section 8 of the 1940 Act and includes
(i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the 1940 Act.

         WHEREAS, this Agreement shall inure to the benefit of and shall be binding upon the undersigned and each such entity shall be either a Fund or Intermediary for purposes of this Agreement (the Fund and the Intermediary shall be collectively referred to herein as the "Parties" and individually as a "Party");

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Fund and the Intermediary hereby agree as follows:

SHAREHOLDER INFORMATION
-----------------------

     a. AGREEMENT TO PROVIDE INFORMATION. Intermediary agrees to provide a Fund or its affiliates or designee promptly upon written request, the taxpayer identification number ("TIN"), if known, the Individual/International Taxpayer Identification Number ("ITIN"), or other government-issued identifier ("GII") and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request ("Transaction Information"). Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide I Transaction Information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

         i. Period and Frequency Covered by Request. Requests may be made quarterly and must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which Transaction Information is sought. The Fund may request Transaction Information older than ninety (90) days from the date of the request or more frequently than quarterly as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

         ii.      Form and Timing of Response.

                  1. Intermediary agrees to transmit the requested Transaction Information that is on its books and records to the Fund or its designee promptly, but in any event not later than ten (10) business days, after receipt of a request. If the requested Transaction Information is not on Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to the Fund the requested Transaction Information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii).

                  2. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any Transaction Information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as in SEC Rule 22c-2 under the 1940 Act.

                  iii.Limitations on Use of Transaction Information. (a) The Fund agrees to only use Transaction Information for the purposes of identifying Shareholders who may be violating the Funds policies and procedures with respect to dilution of the Fund's value as contemplated by Rule 22C-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach Bliely Act (Public Law 106-102) and comparable state laws. (b) The Fund agrees that the Transaction Information is confidential and that the Fund will not share the Transaction Information externally, except as contemplated in (a) above, unless the Intermediary provides the Fund with prior written consent to share such Transaction Information. The Fund agrees not to share the Transaction Information internally, except on a "need to know basis" and as contemplated in (a) above. The Fund further agrees to notify the Intermediary promptly in the event that the confidentiality of the Transaction Information is breached.

     b. AGREEMENT TO PROHIBIT TRADING. Intermediary agrees to execute written instructions from the Fund to prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund's Shares
         (directly or indirectly through the Intermediary's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

         i. Form of Instructions. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific prohibition(s) to be executed, including how long the prohibition(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

         ii. Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

         iii. Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

         iv. Redemption Fees. Should the Fund decide to impose a restriction or redemption fee that requires the Intermediary to implement changes to its systems to administer such a restriction or redemption fee, the Fund agrees to negotiate with the Intermediary, in good faith, an interim solution that the Intermediary can effectively administer until such time as Intermediary is able to implement such systems changes.

     c. CONSTRUCTION OF THE AGREEMENT; FUND PARTICIPATION AGREEMENTS. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. The Fund Participation Agreements are hereby incorporated by reference into this Agreement, as this Agreement is intended to supplement the Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

     d. TERMINATION. This Agreement will terminate upon the termination of the Fund Participation Agreements.

     e. NOTICES. All requests for Transaction Information or instructions pertaining to prohibiting future trading must be sent to the following address:

                                    Phoenix Life Insurance Companies
                                    Attention:  Michael Marshall
                                    31 Tech Valley
                                    East Greenbush, NY 12061

         All other notices, including amendments to this Agreements, should be sent to:

                                    Phoenix Life Insurance Companies
                                    Attention: Jeanie Gagnon
                                    One American Row
                                    P.O. Box 5056
                                    Hartford, CT 0612-5056

     f.  DEFINITIONS. For purposes of this Agreement:

         i. The term "IN WRITING" includes electronic mails and facsimile transmissions.

         ii. The term "SHARES" means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by the Intermediary.

         iii. The term "SHAREHOLDER" means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a contract.

         iv. The term "SHAREHOLDER-INITIATED TRANSFER PURCHASE" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a required free look period.

         v. The term "SHAREHOLDER-INITIATED TRANSFER REDEMPTION" means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed:
              (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs;
              (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

COLUMBIA MANAGEMENT SERVICES, INC.

By: /s/ Robin G. Smith
   --------------------------------

Name: Robin G. Smith
      -----------------------------

Title:   Senior Vice President
       ----------------------------

Date:    3/27/07
      -----------------------------

PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, PHOENIX LIFE AND ANNUITY COMPANY

By: /s/ Gina Collopy O'Connell
   --------------------------------
                  (signature)

Name: Gina Collopy O'Connell
     ------------------------------
                  (print)

Title: SVP L&A Fin & Inf. Mgmt
       ----------------------------

Date: 3/20/07
     ------------------------------